UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Sonim Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Sonim Technologies, Inc. 4445 Eastgate Mall, Suite 200 San Diego, CA 92121

Notice of 2025 Annual Meeting

and Proxy Statement

Date and Time:	Friday, July 18, 2025 9:00 a.m., Eastern Time

Location:	Participate virtually at
www.cesonlineservices.com/sonm25_vm

Sonim Technologies, Inc. 4445 Eastgate Mall, Suite 200 San Diego, CA 92121

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Friday, July 18, 2025 9:00 a.m., Eastern Time

Virtual Meeting:	Participate online at www.cesonlineservices.com/sonm25_vm

Record Date:	Close of business on June 9, 2025

Dear Stockholders:

Sonim Technologies, Inc. (“Sonim,” the “Company,” or “we”) will hold its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, July 18, 2025, at 9:00 a.m., Eastern Time. To provide the opportunity for participation by a broader group of stockholders and provide a consistent and convenient experience to all stockholders regardless of location, the Annual Meeting will be held in a virtual-only meeting format. Stockholders will not be able to physically attend the Annual Meeting.

If you are a registered stockholder or beneficial owner of our common stock at the close of business on June 9, 2025, the record date of our Annual Meeting, you may attend the virtual meeting, submit questions and vote your shares electronically during the meeting via live audio webcast by visiting www.cesonlineservices.com/sonm25_vm and using the control number included on your proxy card or voting instruction form.

At the Annual Meeting, holders of our outstanding shares of common stock will be asked to consider and vote upon the following proposals:

1.	To elect the five (5) nominees as directors of the Company, each to hold office until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal;

2.	To ratify the appointment of Baker Tilly US, LLP (successor in interest of Moss Adams LLP following a merger) as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve an amendment to the Sonim Technologies, Inc. 2019 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance by 600,000 shares;

4.	To hold an advisory vote on the compensation of our named executive officers;

5.	To hold an advisory vote on the frequency of future advisory votes to approve executive compensation; and

6.	To transact any other business properly brought before the Annual Meeting or any postponement or adjournment thereof.

You may vote on these matters virtually or by proxy. Each outstanding share of our common stock is entitled to one vote. Whether or not you plan to virtually attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes (see “How do I vote?” on page 4 in the accompanying proxy statement):

1.	Vote online or by telephone, by following the instructions included with the proxy card; or

2.	Vote by mail, by completing and returning the enclosed proxy card in the enclosed addressed stamped envelope.

This proxy statement and the form of proxy, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, were first sent or given to stockholders on or about June 18, 2025. Additionally, on the same date, said proxy materials were made available to our stockholders at https://ir.sonimtech.com/.

Your vote will be especially important at this year’s annual meeting. As you may be aware, AJP Holding Company, LLC, a Delaware limited liability company (“AJP”) and Orbic North America, LLC, a New York limited liability company (“Orbic,” and together with AJP, the “Orbic Group”) nominated five (5) director nominees (Douglas B. Benedict, Joseph M. Glynn, Gregory M. Johnson, Surendra Singh, and Michael Wallace, collectively, the “Orbic Nominees”) for election as directors at the Annual Meeting on the blue proxy card in opposition to five (5) director nominees recommended by our board (James Cassano, Peter Liu, Mike Mulica, Jack Steenstra, and George Thangadurai). Our board does not endorse the Orbic Nominees.

Our board does not endorse the Orbic Nominees and recommends that you vote “FOR” the election of James Cassano, Peter Liu, Mike Mulica, Jack Steenstra, and George Thangadurai on the WHITE proxy card. Our board also recommends that you, using the WHITE proxy card, vote “FOR” the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm, the increase of the shares available under our equity incentive plan, and the advisory vote on compensation of our named executive officers, as well as selecting “3 YEARS” as the frequency of future advisory votes to approve executive compensation.

You may receive a proxy statement, blue proxy card, and other solicitation materials from the Orbic Group. Since the Orbic Group has the option to choose which of our stockholders will receive its proxy solicitation materials, you may or may not receive them. We are not responsible for the accuracy of any information provided by, or relating to, the Orbic Group or the Orbic Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Orbic Group or any other statements that the Orbic Group may otherwise make.

Our Board strongly urges you to discard and not to sign or return any blue proxy card sent to you by the Orbic Group. If you have previously submitted a blue proxy card sent to you by the Orbic Group, you have every right to change your vote and we strongly urge you to revoke that proxy by voting for our board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card. You may vote your WHITE proxy card by mail using the postage-paid return envelope enclosed or by voting via the Internet by following the instructions on your WHITE proxy card or WHITE voting instruction form. Only your latest dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement. Even if you would like to elect one or more of the Orbic Nominees, we strongly recommend you use the Company’s WHITE proxy card to do so.

Please note that this year, your proxy card looks different. It has more names on it than there are seats up for election. Under “universal proxy card” requirements, the Company’s WHITE proxy card is required to list the Orbic Nominees in addition to the board’s nominees. Please mark your card carefully and only vote “FOR” the nominees recommended by our board.

If you return a properly signed WHITE proxy card voting “FOR” fewer than five (5) director nominees, only the marked nominees will be voted; if you vote “FOR” more than five (5) nominees on your WHITE proxy card, no votes will be cast with respect to the election of any director nominees.

We strongly encourage you to read the accompanying proxy statement carefully and to use the enclosed WHITE proxy card to vote for the board’s nominees and in accordance with the board’s recommendations on the other proposals, as soon as possible. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. If you have any questions or require any assistance with voting your shares, please contact Sodali & Co, our proxy solicitor assisting us in connection with the Annual Meeting:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll-Free in North America: (800) 662-5200

Outside of North America Call Collect: (203) 658-94000

E-mail:SONM@investor.sodali.com

By Order of the Board of Directors,

Name:	Clay Crolius
Title:	Secretary

San Diego, California

June 18, 2025

TABLE OF CONTENTS

Page

Proxy Statement	1
Important Information Regarding Delivery of Proxy Materials	1
Cautionary Note Regarding Forward-Looking Statements	2
Website Information	2
General Information about 2025 Annual Meeting	3
When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?	3
Why did I receive these proxy materials?	3
What if I receive more than one set of proxy materials?	3
Why might I be receiving proxy materials from the Orbic Group?	3
Who is soliciting my vote?	3
When is the record date for the Annual Meeting?	3
How many votes do I have?	4
How do I vote?	4
How does the Board recommend that I vote on the proposals?	4
Will other candidates be nominated for election as directors at the annual meeting in opposition to the Board’s nominees?	5
Is the Company using a universal proxy card in connection with voting at the Annual Meeting?	5
How many nominees can be elected as directors at the Annual Meeting?	5
Are there any matters to be voted on at the Annual Meeting that are not included in this proxy statement?	5
May I change or revoke my proxy?	5
How is a quorum reached?	6
What is the effect if I fail to give voting instructions to my broker, bank, or other nominee?	6
What are my voting options with respect to each proposal and how many votes are required to approve each proposal?	7
What happens if I return a WHITE proxy card but give voting instructions for fewer than five (5) candidates?	8
What happens if I return a WHITE proxy card but give voting instructions for more than five (5) candidates?	8
What happens if the Orbic Group withdraws or abandons its solicitation or fails to comply with the universal proxy rules and I already granted proxy authority in favor of the Orbic Nominees?	8
What are the costs of soliciting these proxies?	8
How are votes counted?	8
How do I attend the Annual Meeting?	8
Will there be a question and answer session?	9
How can I know the voting results?	9
Background of the Solicitation	10
Directors, Executive Officers, and Corporate Governance	12
Board of Directors	12
Current composition of our Board	12
Board Nominees and Composition of the Board after the Annual Meeting	12
Biographical information of our directors	13
Executive officers	14
Biographical information of our executive officers	15
Corporate governance documents	15
Board composition considerations	15
Board leadership structure	16
Role of the Board in risk oversight	16
Director independence	16
Committees of the Board	17
Board, committees, and stockholders meetings	17
Audit Committee	17
Compensation Committee	18
Nominating and Corporate Governance Committee	19
Director nominations process	19
Anti-hedging policy	20
Clawback policy (recoupment of erroneously awarded incentive-based compensation)	20
Communications with the Board of Directors	20
Proposal 1 — Election of Directors	21
Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm	22
Audit Committee Report	23
Proposal 3 — Increase of the Shares Available under the Sonim Technologies, Inc. 2019 Equity Incentive Plan	24
Proposal 4 — Advisory Vote on Compensation of Our Named Executive Officers	35
Proposal 5 — Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation	36
Executive and Director Compensation	36
Certain Relationships and Related Person Transactions	45
Policies and procedures for related party transactions	45
Security Ownership of Certain Beneficial Owners and Management	48
Delinquent Section 16 Reports	49
Other Matters	50
Householding of proxy materials	50
Stockholder proposals for the 2026 annual meeting of stockholders	50
Annex A — Amended Sonim Technologies, Inc. 2019 Equity Incentive Plan	A-1
Annex B — Supplemental Information Regarding Participants in the Company’s Solicitation of Proxies	B-1

Sonim Technologies, Inc. 4445 Eastgate Mall, Suite 200 San Diego, California 92121

PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
To be held on Friday, July 18, 2025

This proxy statement contains information about the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Sonim Technologies, Inc. (“Sonim,” the “Company,” or “we”) which will be held on Friday, July 18, 2025, at 9:00 a.m., Eastern Time. The Annual Meeting will be held virtually via live audio webcast. You will be able to virtually attend the Annual Meeting as well as vote and submit your questions during the live audio webcast of the meeting by visiting www.cesonlineservices.com/sonm25_vm and entering the control number included on your proxy card or in the instructions that accompanied your proxy materials. You will not be able to attend the Annual Meeting physically in person. For purposes of attendance at the Annual Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors (the “Board”) with respect to each of the matters set forth in the accompanying notice of meeting.

If you have previously submitted a blue proxy card sent to you by AJP Holding Company, LLC, a Delaware limited liability company (“AJP”) and Orbic North America, LLC, a New York limited liability company (“Orbic,” and together with AJP, the “Orbic Group”) you have every right to change your vote and we strongly urge you to revoke that proxy by voting for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope. Only your latest dated proxy will be counted. Even if you would like to elect some or all of the director nominees of the Orbic Group (the “Orbic Nominees”), we strongly recommend you use the Company’s WHITE proxy card to do so. You may revoke your proxy at any time before it is exercised at the meeting by one of the methods described under the title “May I change or revoke my proxy?”

The mailing address of our principal executive offices is Sonim Technologies, Inc., 4445 Eastgate Mall, Suite 200 San Diego, California 92121.

IMPORTANT INFORMATION REGARDING DELIVERY OF PROXY MATERIALS

Under the SEC rules, a company may select either of the following options for making proxy materials available to its stockholders:

●	the full set delivery option; or

●	the option often referred to as the “notice and access” option or the “notice-only” option.

A company may use a single method for all of its stockholders or use full set delivery for some while adopting the notice-only option for others.

Full set delivery option

Under the full set delivery option, a company delivers all proxy materials to its stockholders by mail. In addition to delivery of proxy materials to stockholders, a company must post all proxy materials on a publicly accessible website and provide information to stockholders about how to access the website. In connection with the Annual Meeting, we have elected to use the full set delivery option. Accordingly, you will receive all proxy materials by mail.

Notice-only option

Under the notice-only option, which we have elected NOT to use for the Annual Meeting, a company must post all proxy materials on a publicly-accessible website. Instead of delivering proxy materials to its stockholders, a company may deliver a notice of Internet availability of proxy materials, which includes, among other things:

●	information regarding the date and time of the annual meeting of stockholders, as well as the items to be considered at the meeting;

●	information regarding the website where the proxy materials are posted; and

●	various means by which a stockholder can request paper or e-mail copies of the proxy materials.

If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days and by first class mail.

Use the notice and access option in the future

Although we have elected to use the full set delivery option in connection with the Annual Meeting, we may choose to use the notice-only option in the future. By reducing the amount of materials that a company needs to print and mail, the notice and access option provides an opportunity for cost savings as well as conservation of paper products. We will evaluate the future possible cost savings as well as the possible impact on stockholder participation as we consider future use of the notice-only option.

1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause the actual results, performance, or achievements of the Company and its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The words or phrases “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would,” “could,” “should,” “potential,” “seek,” “evaluate,” “pursue,” “continue,” “design,” “impact,” “affect,” “forecast,” “target,” “outlook,” “initiative,” “objective,” “priorities,” “goal,” or the negative of such terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to statements concerning our goals, commitments, strategies and mission, our plans and expectations regarding:

●	our approach to corporate governance; and

●	the impact of the increase in the shares authorized for issuance under our equity incentive plan on our ability to retain qualified employees.

We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation, the risks and uncertainties described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K and documents we have filed with the SEC thereafter. Other unknown or unpredictable factors also could have material adverse effects on our future results, performance, or achievements. In light of these risks, uncertainties, assumptions, and factors, the forward-looking events discussed herein may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. Except as required by applicable law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

WEBSITE INFORMATION

Websites throughout this proxy statement are provided for reference only. Websites referred to herein are not incorporated by reference into this proxy statement.

2

GENERAL INFORMATION ABOUT 2025 ANNUAL MEETING

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about June 18, 2025, we will begin mailing our proxy materials, including the Notice of the 2025 Annual Meeting of Stockholders, this proxy statement, and the accompanying WHITE proxy card or, for shares held in street name (i.e., held for your account by a broker, bank, or other nominee), a voting instruction form, and the Annual Report on Form 10-K for our fiscal year ended December 31, 2024 (the “2024 Annual Report”). Additionally, our proxy materials will be made available to our stockholders on the Internet at https://ir.sonimtech.com/ on or about the same date.

Why did I receive these proxy materials?

We have delivered printed proxy materials to you because the Board is soliciting your proxy to vote at the Annual Meeting, including at any postponements or adjournments thereof. You are invited to attend the Annual Meeting online to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card, or follow the instructions below to submit your proxy over the telephone or via the Internet.

These proxy materials include a WHITE proxy card for the Annual Meeting. WHITE proxy cards are being solicited on behalf of the Board. The Company’s proxy materials include detailed information about the matters that will be discussed and voted on at the Annual Meeting and provide updated information about the Company that you should consider in order to make an informed decision when voting your shares.

What if I receive more than one set of proxy materials?

You may receive more than one set of proxy materials for two independent reasons:

●	If you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How do I vote?” for each account to ensure that all of your shares are voted.

●	You may receive a proxy statement, blue proxy card, and other solicitation materials from the Orbic Group. In this instance, as described in detail under “Why might I be receiving proxy materials from the Orbic Group?” the Board strongly urges you to discard and not to sign or return any blue proxy card sent to you by the Orbic Group and instead to use the enclosed WHITE proxy card.

Why might I be receiving proxy materials from the Orbic Group?

As further described in the “Background of the Solicitation” section of this Proxy Statement, the Orbic Group notified the Company that it nominated the Orbic Nominees for election as directors at the Annual Meeting in opposition to the five (5) nominees recommended by the Board. The Company’s WHITE proxy card, therefore, includes the names of the purported Orbic Nominees. The Board does not endorse the Orbic Nominees and recommends that you vote “FOR” the election of the five (5) nominees proposed by the Board.

You may receive a proxy statement, blue proxy card, and other solicitation materials from the Orbic Group. Since the Orbic Group has the option to choose which of our stockholders will receive its proxy solicitation materials, you may or may not receive them. We are not responsible for the accuracy of any information provided by, or relating to, the Orbic Group or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Orbic Group or any other statements that the Orbic Group may otherwise make.

The Board strongly urges you to discard and not to sign or return any blue proxy card sent to you by the Orbic Group. A vote to withhold with respect to either of the Orbic Nominees on the Orbic Group’s proxy card will revoke any WHITE proxy card you may have previously submitted. This means that, if you have submitted a validly executed proxy on the Company’s WHITE proxy card voting “FOR” the nominees recommended by the Board but later submit a validly executed proxy on the Orbic Group’s blue proxy card withholding your votes from the Orbic Nominees, your prior vote in favor of the nominees recommended by the Board will not be counted. If you have previously submitted a blue proxy card sent to you by the Orbic Group, you have every right to change your vote and we strongly urge you to revoke that proxy by voting for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope or by voting via the Internet by following the instructions on your WHITE proxy card or WHITE voting instruction form. Only your latest dated proxy will be counted. Even if you would like to elect some or all of the Orbic Nominees, we strongly recommend you use the Company’s WHITE proxy card to do so.

Who is soliciting my vote?

Our Board is soliciting your vote for the Annual Meeting.

Additionally, as noted above, the Orbic Group may solicit your vote for the Annual Meeting (since the Orbic Group has the option to choose which of our stockholders will receive its proxy solicitation materials, you may or may not receive them).

When is the record date for the Annual Meeting?

The record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting has been set as the close of business on June 9, 2025.

3

How many votes do I have?

Each share of common stock outstanding on the record date entitles the holder thereof to one vote, without cumulation, on each matter to be voted upon at the meeting. As of the record date for the Annual Meeting, there were 10,338,905 shares of common stock, issued, outstanding, and entitled to vote.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by proxy over the telephone, vote by proxy online, or vote by proxy using and mailing the enclosed WHITE proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting by following the instructions described below and vote online during the Annual Meeting, even if you have already voted by proxy. The details for each method of voting available to stockholders of record are set forth below:

●	By Internet or by telephone. Follow the instructions included in the WHITE proxy card to vote by Internet or telephone. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on July 17, 2025.

●	By mail. You may complete, sign, and return the WHITE proxy card in the postage pre-paid envelope accompanying the proxy materials so that it is received prior to the Annual Meeting.

●	At the meeting. If you attend the Annual Meeting, you can vote using the control number on your proxy card or in the instructions that accompanied your proxy materials. In order to vote online you must pre-register by 9:00 a.m. Eastern Time on July 17, 2025, at www.cesonlineservices.com/sonm25_vm.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If your shares are held in “street name” (meaning the shares are held in the name of a bank, broker, or other nominee who is the record holder), you should have received a WHITE voting instruction form from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is counted. Prior to the Annual Meeting, you will be able to vote by mail, via the Internet or by telephone. You may also obtain a “legal proxy” from your broker, bank, or other nominee and register in advance to attend and vote at the Annual Meeting by following the instructions described below. Even if you wish to attend the Annual Meeting, we urge you to vote your shares in advance of the Annual Meeting by following the instructions on your WHITE voting instruction form.

You may hold your shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you submit every WHITE proxy card or WHITE voting instruction form you receive.

If you have obtained a legal proxy and wish to participate in the Annual Meeting, you must pre-register by 9:00 a.m. Eastern Time on July 17, 2025, at www.cesonlineservices.com/sonm25_vm.

The Orbic Group has notified the Company that it intends to file its own proxy statement with the SEC in connection with the solicitation of proxies from stockholders of the Company. Accordingly, you may receive solicitation materials from the Orbic Group seeking your proxy to vote in favor of the Orbic Nominees. If you do receive any materials other than from the Company, our Board strongly urges you to discard and NOT to sign or return any proxy card sent to you by the Orbic Group, even if the Orbic Group’s blue proxy card provides an option to vote for the Board’s nominees. Our Board recommends you vote “FOR” the Board’s five (5) nominees by submitting the enclosed WHITE proxy card. Even if you would like to elect some or all of the Orbic Nominees, we strongly recommend you use the Company’s WHITE proxy card to do so.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote your shares as follows by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope:

Voting Matter	Board Vote Recommendation	Page Reference For More Information
Proposal 1 — Election of Directors	FOR each Sonim nominee: James Cassano, Peter Liu, Mike Mulica, Jack Steenstra, and George Thangadurai	21
Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	22
Proposal 3 — Increase of the Shares Available under our Equity Incentive Plan	FOR	24
Proposal 4 — Advisory Vote on Compensation of Our Named Executive Officers	FOR	35
Proposal 5 — Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation	3 YEARS	36

4

Will other candidates be nominated for election as directors at the annual meeting in opposition to the Board’s nominees?

Yes. The Orbic Group has notified the Company that it intends to nominate five (5) Orbic Nominees for election as directors at the Annual Meeting in opposition to five (5) director nominees recommended by our Board. The Board does not endorse any of the Orbic Nominees. If you have previously submitted a blue proxy card sent to you by the Orbic Group, you have every right to change your vote and we strongly urge you to revoke that proxy by voting for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope. Only your latest dated proxy will be counted. Even if you would like to elect some or all of the Orbic Nominees, we strongly recommend you use the Company’s WHITE proxy card to do so.

Is the Company using a universal proxy card in connection with voting at the Annual Meeting?

Yes. SEC rules require the use of a universal proxy card in contested director elections. These universal proxy rules are applicable to the Annual Meeting. The Board’s nominees and the Orbic Nominees will be included on the universal proxy card. Each of the Company and the Orbic Group will use its own version of a universal proxy card containing the names of both the Board’s nominees and the Orbic Nominees. Although the Company is required to include all nominees for election on its universal proxy card, the Company does NOT endorse any of the Orbic Nominees and strongly recommends you use the Company’s WHITE proxy card to vote.

How many nominees can be elected as directors at the Annual Meeting?

Only five (5) nominees can be elected to the Board at the Annual Meeting.

Are there any matters to be voted on at the Annual Meeting that are not included in this proxy statement?

At the date of this proxy statement, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented at the meeting or any postponement or adjournment thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

May I change or revoke my proxy?

Yes. You may change or revoke your previously submitted proxy at any time before the Annual Meeting or, if you attend the Annual Meeting virtually, at the Annual Meeting before the polls close.

Stockholder of Record: Shares Registered in Your Name

If you hold your shares as a record holder, you may change or revoke your proxy in any one of the following ways:

●

By re-voting at a subsequent time by Internet or by telephone. Follow the instructions included in the WHITE proxy card to vote by Internet or telephone. Your Internet or telephone vote must be received by 11:59 PM Eastern Time on July 17, 2025, to be counted;

●	You may submit another properly completed WHITE proxy card with a later date. Your proxy card must be received before the polls close to be counted;

●	By timely delivering a signed revocation letter to the following address: Sodali & Co 430 Park Ave. 14th Floor New York, NY 10022; or

●	By attending the Annual Meeting and voting virtually. Attending the Annual Meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked by voting at the Annual Meeting.

Your latest-dated proxy card, Internet, or telephone vote is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Nominee

If your shares are held in the name of a bank, broker, or other nominee, you may change your voting instructions by following the instructions of your bank, broker, or other nominee. In most cases, you will be able to do this by mail, via the Internet or by telephone.

A vote to withhold with respect to either of the Orbic Nominees on the Orbic Group’s proxy card will revoke any WHITE proxy card you may have previously submitted. This means that, if you have submitted a validly executed proxy on the Company’s WHITE proxy card voting “FOR” the nominees recommended by the Board but later submit a validly executed proxy on the Orbic Group’s blue proxy card withholding your votes from the Orbic Nominees, your prior vote in favor of the nominees recommended by the Board will not be counted. If you have previously submitted a blue proxy card sent to you by the Orbic Group, you have every right to change your vote and we strongly urge you to revoke that proxy by voting for the Board’s nominees and on the other matter to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and returning it in the postage-paid return envelope or by voting via the Internet by following the instructions on your WHITE proxy card or WHITE voting instruction form.

5

How is a quorum reached?

Our amended and restated bylaws provide that the presence, in person, by remote communication, or by proxy of the holders of one-third of the voting power of the outstanding shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Thus, votes of stockholders of record who are present at the Annual Meeting virtually or by proxy, broker non-votes, and abstentions will be counted for purposes of determining whether a quorum exists.

As noted above, as of the record date for the Annual Meeting, there were 10,338,905 shares of common stock, issued, outstanding, and entitled to vote, which means that 3,446,303 shares of common stock must be present in person or represented by proxy at the Annual Meeting to establish a quorum.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and “broker non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

What is the effect if I fail to give voting instructions to my broker, bank, or other nominee?

If your shares are held in “street name” by a broker, bank, or other nominee, your broker, bank, or other nominee is required to vote your shares according to your instructions.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

If a proposal is routine and, therefore, a discretionary item, your broker, bank, or other nominee will be able to vote on such proposal even if it does not receive instructions from you. If a proposal is a non-routine proposal and, therefore, a “non-discretionary” item, in the event you do not instruct your broker, bank, or other nominee how to vote with respect to such proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.” If you do not give instructions to your broker, bank, or other nominee, the broker, bank, or other nominee will still be able to vote your shares with respect to certain “discretionary” items on “routine” proposals but will not be allowed to vote your shares with respect to “non-discretionary” items.

The table set forth below illustrates whether each proposal is routine or non-routine.

Voting Matter	Routine or non-Routine
Proposal 1 — Election of Directors(1)	Non-routine
Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm	Routine(2)
Proposal 3 — Increase of the Shares Available under our Equity Incentive Plan	Non-routine
Proposal 4 — Advisory Vote on Compensation of Our Named Executive Officers	Non-routine
Proposal 5 — Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation	Non-routine

(1)	The Board does not endorse the Orbic Nominees and recommends that you vote “FOR” the election of the five (5) nominees proposed by the Board.

(2)	Typically, this proposal is considered to be a “routine” matter, and we would not expect any broker non-votes. Typically, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee that holds your shares, your broker, bank, or other nominee generally has discretionary authority to vote your shares on this proposal. However, to the extent that the Orbic Group provides a blue proxy card (or voting instruction form to stockholders who hold their shares in “street name”), the proposal included in this proxy statement will be a “non-routine” matter with respect to such stockholders, and brokers, banks, or other nominees will not have discretionary voting authority to vote on any proposal presented at the Annual Meeting. If, however, the Orbic Group does not provide a blue proxy card (or voting instruction form to stockholders who hold their shares in “street name”), then this proposal would be considered to be a “routine” matter with respect to those stockholders, and such stockholders’ broker, bank, or other nominee would be able to vote upon the matter if the stockholders do not provide them with specific voting instructions. However, in that event, it is possible that a broker, bank, or other nominee may choose not to exercise discretionary authority with respect to this proposal. In that case, if you do not instruct your broker, bank, or other nominee how to vote with respect to this proposal, your broker, bank, or other nominee may not vote with respect to such proposal. To the extent there are broker non-votes, they will have no effect on this proposal. Therefore, we encourage you to instruct your broker, bank, or other nominee to vote your shares by filling out and returning the enclosed WHITE proxy card.

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What are my voting options with respect to each proposal and how many votes are required to approve each proposal?

The table set forth below illustrates the voting options, vote required, and effect of abstentions and broker non-votes for each proposal, assuming a quorum is present at the Annual Meeting:

Voting Matter	Voting Options	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-Votes	Effect of Abstentions
Proposal 1 — Election of Directors(1)	For or withhold with respect to each nominee	Plurality of the votes cast by the holders of the shares entitled to vote on the matter (five (5) nominees receiving the highest number of affirmative FOR votes will be elected)	No	No effect	No effect(3)
Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm(2)	For, against, or abstain	Affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter	Yes(2)	N/A(2)	Against
Proposal 3 — Increase of the Shares Available under our Equity Incentive Plan	For, against, or abstain	Affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter	No	No effect	Against
Proposal 4 — Advisory Vote on Compensation of Our Named Executive Officers	For, against, or abstain	Affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter	No	No effect	Against
Proposal 5 — Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation	One Year, Two Years, Three Years, or abstain	Affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter	No	No effect	No effect

(1)	The Board does not endorse the Orbic Nominees and recommends that you vote “FOR” the election of the five (5) nominees proposed by the Board.

(2)	Typically, this proposal is considered to be a “routine” matter, and we would not expect any broker non-votes. Typically, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other nominee that holds your shares, your broker, bank, or other nominee generally has discretionary authority to vote your shares on this proposal. However, to the extent that the Orbic Group provides a blue proxy card (or voting instruction form to stockholders who hold their shares in “street name”), the proposal included in this proxy statement will be a “non-routine” matter with respect to such stockholders, and brokers, banks, or other nominees will not have discretionary voting authority to vote on any proposal presented at the Annual Meeting. If, however, the Orbic Group does not provide a blue proxy card (or voting instruction form to stockholders who hold their shares in “street name”), then this proposal would be considered to be a “routine” matter with respect to those stockholders, and such stockholders’ broker, bank, or other nominee would be able to vote upon the matter if the stockholders do not provide them with specific voting instructions. However, in that event, it is possible that a broker, bank, or other nominee may choose not to exercise discretionary authority with respect to this proposal. In that case, if you do not instruct your broker, bank, or other nominee how to vote with respect to this proposal, your broker, bank, or other nominee may not vote with respect to such proposal. To the extent there are broker non-votes, they will have no effect on this proposal. Therefore, we encourage you to instruct your broker, bank, or other nominee to vote your shares by filling out and returning the enclosed WHITE proxy card.

(3)	Abstentions are not applicable. Votes withheld will not be counted as votes cast and will have no effect.

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What happens if I return a WHITE proxy card but give voting instructions for fewer than five (5) nominees?

An undervote is an instance in which a stockholder returns a proxy card in a director election contest but does not exercise a vote with respect to all the seats up for election at the Annual Meeting. To the extent an undervote (i.e., voting “FOR” with respect to fewer than the five (5) nominees on Proposal 1) occurs on a record holder’s WHITE proxy card, the shares will only be voted “FOR” that nominee so marked. If you are a beneficial holder and you vote “FOR” fewer than five (5) nominees on your WHITE voting instruction form (i.e., an undervote), your votes on the election of directors will only be voted “FOR” the nominee you have so marked.

What happens if I return a WHITE proxy card but give voting instructions for more than five (5) nominees?

An overvote is an instance in which a stockholder returns a proxy card in a director election contest but exercises a vote “FOR” more than the available seats up for election at the Annual Meeting. To the extent an overvote (i.e., voting “FOR” with respect to more than the five (5) nominees on Proposal 1) occurs on a record holder’s WHITE proxy card, such votes on the election of directors will be invalid and will not be counted. If you are a beneficial holder and you vote “FOR” more than five (5) nominees on your WHITE voting instruction form (i.e., an overvote), your votes on the election of directors will be invalid and will not be counted. In addition, depending on the broker, bank, or other nominee through which you hold your shares, your votes on all other proposals before the Annual Meeting may also be invalid and not counted.

What happens if the Orbic Group withdraws or abandons its solicitation or fails to comply with the universal proxy rules and I already granted proxy authority in favor of the Orbic Nominees?

Stockholders are encouraged to submit their votes on the WHITE proxy card (or WHITE voting instruction form, if applicable). If the Orbic Group withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted WHITE proxy card (or WHITE voting instruction form, if applicable). If the Orbic Group withdraws or abandons its solicitation or fails to comply with the universal proxy rules (by, for example, failing to solicit the requisite number of holders of our outstanding common stock), any votes cast in favor of the Orbic Nominees will be disregarded and will not be counted, whether such vote is provided on the Company’s WHITE proxy card (or WHITE voting instruction form) or the Orbic Nominees’ blue proxy card.

What are the costs of soliciting these proxies, and who is paying for this proxy solicitation?

We will pay all of the costs of soliciting these proxies. We and our directors (including our director nominees), as well as other persons who solicit proxies on our behalf, are considered to be “participants” in this proxy solicitation under applicable SEC regulations. Please refer to Annex B, Supplemental Information Regarding Participants in the Company’s Solicitation of Proxies, for information about our directors (including our director nominees) as well as information about certain of our executive officers and other employees who may solicit proxies on our behalf. Other than the persons described in Annex B, none of our employees will be employed to solicit proxies. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of our solicitation of proxies. For example, in addition to these proxy materials, our directors and employees may solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies.

We have retained Sodali & Co to aid in the solicitation of proxies and related advisory services for a fee of up to approximately $125,000, plus reimbursement of expenses. We may incur additional fees if we request additional services. Sodali & Co estimates that approximately 25 of its employees will assist in our proxy solicitation. We will request brokers, banks, or other nominees in whose names shares of common stock are registered to furnish to the beneficial holders this proxy statement and the WHITE proxy card, and any other materials related to the Annual Meeting, including our Annual Report on Form 10-K for the year ended December 31, 2024, and, upon request, we will reimburse such brokers, banks, or other nominees for their out-of-pocket and other reasonable expenses in connection therewith. Other than the fee paid to Sodali & Co, as described above, our expenses in connection with our solicitation of proxies, excluding normal expenses related to a non-contested solicitation of proxies and excluding salaries and wages of our officers and regular employees, are expected to aggregate to approximately $350,000. Approximately $20,000 of the estimated solicitation costs have been expended to date.

How are votes counted?

Votes will be counted by the independent inspector of elections appointed for the Annual Meeting.

How do I attend the Annual Meeting?

We will host the Annual Meeting live online via audio webcast. In order to attend the Annual Meeting, you must register in advance.

Stockholders of Record

If you were a stockholder of record as of the close of business on the record date, you may register to attend the Annual Meeting prior to the deadline of July 17, 2025, at 9:00 a.m. Eastern Time by going to www.cesonlineservices.com/sonm25_vm and entering the control number provided on your WHITE proxy card.

If you do not have your WHITE proxy card, you may still register to attend the Annual Meeting by going to www.cesonlineservices.com/sonm25_vm, but you will need to provide proof of ownership of shares of our common stock as of the record date during the registration process. Such proof of ownership may include a copy of your WHITE proxy card received from the Company or blue proxy card received from the Orbic Group, or a statement showing your ownership as of the record date.

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Beneficial Owners

If you were the beneficial owner of shares (you held your shares in “street name” through an intermediary such as a broker, bank, or other nominee) as of the record date, you may register to attend the Annual Meeting prior to the deadline of July 17, 2025 at 9:00 a.m. Eastern Time by going to www.cesonlineservices.com/sonm25_vm and providing evidence during the registration process that you beneficially owned shares of our common stock as of the record date, which may consist of a copy of the voting instruction form provided by your broker, bank, or other nominee, an account statement, or a letter or legal proxy from such broker, bank, or other nominee.

Generally

After registering, you will receive a confirmation e-mail prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting.

Although the meeting webcast will begin at 9:00 a.m. Eastern Time on July 18, 2025, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered stockholders beginning at 8:45 a.m. Eastern Time on the day of the meeting. All stockholders who register to attend the Annual Meeting will receive an e-mail prior to the Annual Meeting containing the contact details of technical support in the event they encounter difficulties accessing the virtual meeting or during the meeting.

Stockholders are encouraged to contact technical support if they encounter any technical difficulties with the meeting webcast. In the event of any technical disruptions that prevent the chairperson of the Annual Meeting from hosting the Annual Meeting within 30 minutes of the date and time set forth above, the meeting may be adjourned or postponed in the chairperson’s discretion.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the WHITE proxy card. If you have any difficulty following the registration process, please e-mail SONM@investor.sodali.com.

Will there be a question and answer session?

Stockholders as of the close of business on the record date who register in advance and attend the Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Annual Meeting. We intend to answer appropriate questions that are pertinent to the Company and the Annual Meeting matters, as time permits, and are submitted via the Annual Meeting virtual platform by stockholders during the Annual Meeting. Questions should be succinct and only cover a single topic. We will endeavor to address as many questions submitted by stockholders as time permits, and will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last Annual Report on Form 10-K and subsequent quarterly reports;

●	related to any pending, threatened, or ongoing litigation;

●	related to personal grievances;

●	derogatory references to individuals or those that are otherwise in bad taste;

●	substantially repetitive of questions already submitted by another stockholder;

●	in excess of the question limit;

●	in furtherance of the stockholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the chairperson or secretary of the Annual Meeting in their reasonable judgment.

How can I know the voting results?

Because this is a contested election, we do not intend to announce voting results during the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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BACKGROUND OF THE SOLICITATION

Since at least 2021, as part of the Company’s ongoing investor relations and stockholder engagement efforts, the Company’s management has maintained regular dialogue with AJP and the Wang family of which Mr. Jeffrey Wang, Sonim’s current director, is a member. In October 2021, Dr. Chuan Wang—Mr. Wang’s father—and other members of the Wang family, including individuals who later formed AJP and became its sole equityholders, informally approached Mr. Peter Liu, then Executive Vice President for Global Operations and Engineering at Sonim, regarding a potential investment in or acquisition of the Company. After negotiations and stockholder approval, AJP and Sonim entered into a subscription agreement, resulting in AJP acquiring approximately 48% of the Company’s then-voting power (the “AJP Shares”) and Mr. Wang joining the Board of Directors. Since then, AJP has been the Sonim stockholder with the highest voting power. A detailed summary of this transaction is available in Sonim’s definitive proxy statement filed with the SEC on May 23, 2022, under the heading “Background of the Transaction.”

On June 21, 2024, Reliance Communications, LLC (“Reliance”), a competitor of Sonim and an affiliate of Orbic North America, LLC (“Orbic”), filed a lawsuit in the United States District Court for the Eastern District of New York against Sonim, Dr. Chuan Wang, and two entities controlled by Dr. Wang (Reliance Communications, LLC v. Wang et al., 24-CV-4433 (“IP Litigation”)), alleging misappropriation of trade secrets. Sonim regards the lawsuit as meritless and has asked the Court to dismiss it with prejudice.

On January 15, 2025, Orbic publicly announced that it had reached an “agreement in principle” to acquire a substantial block of Sonim’s common stock from AJP. This announcement, made without prior notice to the Company, included Orbic’s stated intent to pursue discussions with Sonim regarding a potential acquisition. In response, the Board formed a special committee of independent directors not affiliated with AJP (the “Special Committee”) to evaluate strategic alternatives, including Orbic’s overture.

On January 28, 2025, immediately following a meeting of the Board at which Mr. Wang was present (but Dr. Wang was not), Dr. Wang contacted Mr. Liu to challenge his position on a vote relating to Sonim’s proposed financing initiatives. During this communication, Dr. Wang expressly advocated for the resignation of the entire Board and for actions aligned with Orbic’s interests. He further asserted that Orbic intended to pursue litigation against Sonim’s officers and directors in their individual capacities and demanded that Sonim cease pursuing any additional financing unless the Board resigned. Dr. Wang also demanded that Sonim cease any efforts to secure additional operational financing unless the Board resigns.

On February 5, 2025, Reliance’s counsel in the IP Litigation asserted that Mr. Wang had shared Sonim’s material nonpublic information with Reliance and Orbic.

On February 6, 2025, the Board notified Mr. Wang that his involvement in these disclosures appeared to constitute a breach of fiduciary duty and Sonim’s Insider Trading Policy.

On February 3, 2025, in contravention of Sonim’s Insider Trading Policy, AJP and Mr. Wang notified the Company that they had finalized a stock purchase agreement with Orbic for a portion of the AJP Shares. The Insider Trading Policy required pre-clearance of all transactions involving Company insiders and expressly prohibited transactions during designated blackout periods. AJP and Mr. Wang failed to comply with both requirements. They stated, “AJP and Orbic have finalized and fully executed the stock purchase agreement. Orbic’s lawyers should be following up with the Special Committee shortly with their proposal.”

On February 4, 2025, the Board determined that the purported transaction between AJP and Orbic occurred in violation of the Insider Trading Policy and possibly involved trading on material nonpublic information. The Board further concluded that the transaction was inconsistent with the prospectus in the registration statement covering the resale of the AJP Shares, which explicitly conditioned resales on compliance with Sonim’s internal governance policies, including the Insider Trading Policy. In light of the violations and AJP’s failure to respond to multiple inquiries regarding the Insider Trading Policy Compliance, the Company issued a stop transfer order with respect to the AJP Shares.

Around the same time, on or about February 4, 2025, Orbic submitted a vague two-page “Proposal / Discussion Agenda” to Sonim. The materials proposed a forced overhaul of the Company’s leadership and suggested a “collaboration” with Orbic to follow such a change.

On February 6, 2025, Dr. Chuan Wang, the father of Jeffrey Wang, sent an e-mail to the Board demanding the immediate resignation of Sonim’s leadership and asserting that Orbic must take over Sonim. Dr. Wang further informed the Board that all transactions with Sonim and entities controlled by him, directly or indirectly, would be discontinued immediately unless and until the leadership transition occurred. Despite these threats, the Special Committee continued its search and assessment of strategic alternatives, including Orbic, and successfully persuaded Dr. Wang to withdraw his threats.

On March 11, 2025, AJP and Orbic entered into an agreement and irrevocable proxy to provide Orbic with sole voting power over all AJP shares—1,946,345 shares of common stock—to use in connection with a contemplated proxy solicitation for the election of a slate of nominees for election to Sonim’s Board at its 2025 annual meeting, which, in violation of Rule 13d-2 promulgated under the Exchange Act, AJP failed to disclose within two business days.

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On March 18, 2025, the Orbic Group—comprising Orbic, AJP, and their affiliates—filed an amended Schedule 13D, disclosing the existence of the Orbic Group and the irrevocable proxy. This was the first time Sonim received visibility into the actual terms of the purported “fully executed” agreement previously referenced by AJP on February 3, 2025.

On the evening of March 20, 2025–less than two business days before the nomination deadline–the Orbic Group submitted a purported notice of nomination (the “Notice”) proposing a competing slate of directors for election at the Annual Meeting. Orbic purported to submit the Notice pursuant to Section 5 (“Section 5”) of Sonim’s amended and restated bylaws (the “Bylaws”). Section 5 of the Bylaws was adopted in connection with Sonim’s initial public offering in 2019 and has remained unchanged since that time.

On March 31, 2025, the Orbic Group submitted a non-binding proposal (the “First Orbic Proposal”) to acquire Sonim for $4.00 per share in cash. Simultaneously, the Orbic Group served a books and records demand (the “220 Demand”) under Section 220 of the Delaware General Corporation Law (the “DGCL”) seeking documents in connection with the proxy contest.

On April 3, 2025, the Special Committee, through its financial adviser, ROTH Capital Partners, responded to the First Orbic Proposal, among other things, requesting documentation evidencing Orbic’s ability to fund and consummate the proposed transaction.

On April 4, 2025, the Special Committee reiterated the above-mentioned request in a letter to Orbic and expressed hope to move forward with the First Orbic Proposal.

On April 7, 2025, the Board concluded that the Notice was missing information required by the Bylaws. Because this information was missing, the Board concluded that the Notice was not submitted in compliance with the Bylaws, and the Board determined to reject the Notice. On the same day, Sonim advised Orbic that the Notice was defective due to the missing information and that it had been rejected by the Board and Sonim.

On April 10, 2025, Orbic responded, disputing the Company’s conclusion.

On April 24, 2025, AJP, on behalf of itself and Orbic, filed a complaint (the “Complaint”) in the Delaware Court of Chancery against Sonim and directors Mike Mulica, James Cassano, Peter Liu, and Jack Steenstra (the “Director Defendants”). The Complaint alleged that the individual defendants breached their fiduciary duties and sought, among other relief, a declaration to that effect and an injunction prohibiting enforcement of certain provisions of Sonim’s Bylaws in connection with the Notice. Orbic and AJP also filed a motion for expedited proceedings with the Complaint.

On April 30, 2025, AJP, Orbic, and related parties filed a preliminary proxy statement soliciting votes for the Orbic Nominees.

On May 2, 2025, the Delaware Court of Chancery granted the motion for expedited proceedings.

On May 11, 2025, the Board determined it was advisable and in the best interests of Sonim to waive the deficiency in the Notice rather than to engage in a protracted litigation. On the same day, Sonim’s counsel notified Orbic’s counsel of the same.

On May 12, 2025, the Company’s counsel sent an e-mail to the Orbic Group, providing the Orbic Group with the required notification of the Company’s nominees for election at the Annual Meeting, pursuant to Rule 14a-19(d) under the Exchange Act.

On May 16, 2025, Sonim produced the stocklist materials requested in the 220 Demand.

That same day, Orbic submitted a revised, preliminary, and conditional non-binding proposal (the “Second Orbic Proposal”) to acquire Sonim for $1.81 per share in cash. The Second Orbic Proposal included a letter of interest from Capstone Project Finance, LLC, marked “confidential,” which was preliminary, non-binding, subject to extensive conditions, and dated as of April 11, 2025 (well before Orbic’s formal submission).

On May 19, 2025, following a review of publicly available information regarding Orbic’s financial condition, the Special Committee concluded that Orbic had failed to demonstrate the financial wherewithal to consummate the Second Orbic Proposal and communicated to Orbic as such. The Special Committee also informed Orbic that it observed that the proposal was replete with criticisms of the Special Committee and Board and offered little substantive information in connection with the transaction proposed by Orbic. The Special Committee replied that it determined that the Second Orbic Proposal was not a genuine effort to engage in constructive negotiations but rather a tactical maneuver to further Orbic’s proxy campaign, and expressed its disappointment with Orbic’s conduct.

On June 2, 2025, we, AJP, Orbic and the Director Defendants entered into a Stipulation of Dismissal pursuant to which AJP and Orbic dismissed the Complaint without prejudice.

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Board of Directors

Our business is managed under the direction of our Board, which is currently composed of five (5) members. Four (4) of our five (5) directors are independent within the meaning of the independent director requirements of The Nasdaq Stock Market LLC (“Nasdaq”).

Our Board has selected four (4) of the incumbent directors for re-election and one (1) new director for election at the Annual Meeting. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her respective successor is elected, or, if sooner, until the director’s death, resignation, or removal. The entirety of our incumbent directors were elected at the Company’s 2024 annual meeting.

Current composition of our Board

The following table sets forth the names, ages as of April 30, 2025, and certain other information for each of our current directors with terms expiring at the Annual Meeting:

Name and Position	Year First Became Director	Age	Independent	Audit Committee	Compensation Committee	Nominating and Governance Committee
James Cassano Director	2022	78	Yes	Chairman*	✔
Peter Liu Director, Chief Executive Officer	2022	57	No
Mike Mulica Director, Chairman of the Board	2021	62	Yes	✔*	Chairman	✔
Jack Steenstra Director	2022	63	Yes	✔	✔	Chairman
Jeffrey Wang Director	2022	32	Yes

* Audit Committee Financial Expert

Board Nominees and Composition of the Board after the Annual Meeting

Upon recommendation of our Nominating and Corporate Governance Committee, we nominated four (4) of the incumbent directors and one (1) new director, who, if elected and qualified, will hold office until the next annual meeting of stockholders and until his or her respective successor is elected, or, if sooner, until the director’s death, resignation, or removal. The following table sets forth the names, ages as of April 30, 2025, and certain other information on the composition of our Board, assuming all the director nominees are elected:

Name and Position	Year First Became Director	Age	Independent	Audit Committee	Compensation Committee	Nominating and Governance Committee
James Cassano Director	2022	78	Yes	Chairman*	✔
Peter Liu Director, Chief Executive Officer	2022	57	No
Mike Mulica Director, Chairman of the Board	2021	62	Yes	✔*	Chairman	✔
Jack Steenstra Director	2022	63	Yes	✔	✔	Chairman
George Thangadurai Director	2025	62	Yes

* Audit Committee Financial Expert

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Biographical information of our directors

James Cassano has served as a member of our Board since July 2022. Mr. Cassano currently is the Vice Chairman and Lead Independent Director of Ideanomics, Inc., where he is Chairman of the Audit Committee and a member of the Compensation, Acquisition Oversight and Risk and Disclosure Committees. Mr. Cassano has been on the Board of Directors of Ideanomics since 2008. From December 2009 through December 2021, Mr. Cassano served as a Partner & Chief Financial Officer of CoActive Health Solutions, LLC, a worldwide contract research organization, supporting the pharmaceutical and biotechnology industries. From 2005 through 2009, Mr. Cassano was a partner in Jaguar Capital Partners, a private equity company, which formed Jaguar Acquisition Corporation (OTCBB: JGAC), a blank check company. Mr. Cassano served as executive vice president, chief financial officer, secretary, and director of Jaguar Acquisition Corporation. In June 1998, Mr. Cassano founded New Forum Publishers, an electronic publisher of educational material for secondary schools, and served as its chairman of the Board and chief executive officer until it was sold to Apex Learning, Inc., a company controlled by Warburg Pincus, in August 2003. He remained with Apex until November 2003 in transition as vice president of business development and served as a consultant to the company through February 2004. In June 1995, Mr. Cassano co-founded Advantix, Inc., a high volume electronic ticketing software and transaction services company which handled event related client and customer payments, that was renamed Tickets.com and went public through an IPO in 1999. From March 1987 to June 1995, Mr. Cassano served as senior vice president and chief financial officer of the Hill Group, Inc., a privately-held engineering and consulting organization, and from February 1986 to March 1987, Mr. Cassano served as Vice President of Investments and Acquisitions for Safeguard Scientifics, Inc., a public venture development company. From May 1973 to February 1986, Mr. Cassano served as partner and director of strategic management services (Europe) for the strategic management group of Hay Associates. Mr. Cassano received a BS in Aeronautics and Astronautics from Purdue University and an MBA from Wharton Graduate School at the University of Pennsylvania. The Board believes that Mr. Cassano’s extensive financial and executive experience with multiple private and public companies qualifies him to serve on our Board.

Peter Liu has served as a member of our Board since July 2022. Mr. Liu has served as our Chief Executive Officer since April 2022. Mr. Liu previously served as our Executive Vice President for Global Operations from September 2010 to April 2022. From 2007 to 2010, Mr. Liu served as Global Quality Director for LOM/Perlos, an international VI supplier of mobile phones. From 2005 to 2007, Mr. Liu was the Head of Quality for the Strategic Growth Engine business at Motorola Solutions, Inc., a multinational telecommunications company. Mr. Liu received an M.B.A. from Lawrence Technological University and a Bachelor’s in Engineering from Tianjin University. The Board believes that Mr. Lui’s experience as our Executive Vice President for Global Operations and his knowledge of our Company qualifies him to serve on our Board.

Mike Mulica has served as the Chairman of the Board since November 2023, having previously served as a Board member since April 2021. Mr. Mulica currently serves as an operating partner at the venture capital firm Avataar Venture Partners. From May 2018 to present, Mr. Mulica has served as the Global Management Advisor at Mulica Consulting, advising public and private companies on global mobile Internet and application platforms. From March 2018 to May 2024, Mr. Mulica served as Chairman at AlefEdge, a global edge API platform company that empowers enterprises to create, customize, and control their own private mobile network. Mr. Mulica also served as AlefEdge’s Chief Executive Officer from August 2021 to May 2024. From May 2016 to August 2018, Mr. Mulica served as Chief Executive Officer and President of Actility Technologies, Inc., an IoT communications and software company. From June 2014 to May 2016, Mr. Mulica served as the President, Worldwide Sales and Business Development at Real Networks, Inc., a content and Internet software company. From October 2011 to July 2014, Mr. Mulica served as the Chief Executive Officer and President of Openwave Systems, Inc., a mobile Internet software company. Prior to his service at Openwave Systems, he held various leadership positions at Motorola, Inc., a communications systems company, Synchronoss Technologies, an Internet software and services company, FusionOne, Inc., a mobile Internet software company, BridgePort Technologies, Inc., a mobile Internet software company, Phone.com, Inc., inventor of the mobile Internet, California Microwave, Inc., a microwave and satellite systems company, and Tandem Computers, a fault tolerant computer manufacturer. Mr. Mulica holds a BS in Finance from Marquette University and an MBA from the Kellogg School of Management at Northwestern University. The Board believes that Mr. Mulica’s extensive operational, executive and board experience with numerous private and public companies at various Internet, mobile and software companies qualifies him to serve on our Board.

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Jack Steenstra has served as a member of our Board since July 2022. Mr. Steenstra has served as the Chief Technology Officer of Meta Technologies Inc., a software and hardware company in the wellness space, since August 2017. From November 2015 to August 2017, he was a freelance technology consultant with various startups including VRx Medical, an immersive digital therapeutics company, contributing to the technical, business, and product innovation of new products, services, and associated businesses developing new wireless devices. From July 1995 to November 2015, Mr. Steenstra was Vice President of Engineering at Qualcomm, a technology company, where he led a cross-functional department developing new products to support new business opportunities. Prior to that, he was an engineer at Abbott Laboratories, a medical devices and healthcare company, where he developed digital surveillance systems, software, and medical devices. From January 2012 to December 2023, he served as a board member of Stepping Stone San Diego, a drug and alcohol rehabilitation and treatment program specializing in the Gay, Lesbian, Bisexual and Transgender community. Mr. Steenstra holds a BS in Electrical and Electronics Engineering from the University of Michigan and an MS in Electrical and Electronics Engineering from the University of Southern California. The Board believes that Mr. Steenstra’s extensive leadership and business consulting experience qualifies him to serve on our Board.

George Thangadurai is expected to serve on our Board. Since 2019, Mr. Thangadurai has served as a founding partner at Avataar Venture Partners, a growth-stage venture capital firm with over $800 million under management. Mr. Thangadurai also currently serves on the boards of Chef Robotics, Inc., an AI-powered robotics company, Chalo Mobility Ltd., an international transportation technology company, and Capillary Technologies Ltd., an international SaaS technology company. From September 2020 to October 2023, Mr. Thangadurai served as Chief Executive Officer and a director of Heal Software, Inc., an AIOps company. From November 2014 to December 2020, Mr. Thangadurai was Executive Vice President and Head of Global Business at Borqs Technologies, Inc., an E2E IoT solutions company, where he played a key role in Borq’s initial public offering and listing on Nasdaq. Earlier in his career, Mr. Thangadurai held various executive and board advisory roles, including roles at Mobiliya Technologies which was acquired by Quest Global, BR.Droid (Brazil), VitalTech, and spent over two decades at Intel Corporation in multiple senior leadership positions, including General Manager of PC Client Services and Strategy & Product Management for the Mobile PC Group. During his tenure, Mr. Thangadurai helped grow Intel’s Mobile PC business from approximately $7 billion to over $20 billion and received the Intel Achievement Award for his leadership on graphics strategy. Mr. Thangadurai holds a Master of Science in Electrical Engineering from the University of Rhode Island. The Board believes that Mr. Thangadurai’s extensive executive and board experience in enterprise technology, semiconductors, and venture capital, as well as his leadership in both public and private technology companies, qualifies him to serve on our Board.

Executive officers

The following table sets forth the name, age, and position of each of our executive officers as of April 30, 2025. Mr. Liu first became an officer pursuant to a contractual arrangement in connection with an equity investment by a certain stockholder, owned and controlled by a current member of the Board, Jeffrey Wang. For more information about the arrangement, please see “Certain Relationships and Related Person Transactions.”

Name	Year First Became Officer	Age	Position
Peter Liu	2022	57	Chief Executive Officer
Clay Crolius	2022	63	Chief Financial Officer
Charles Becher	2023	57	Chief Commercial Officer and General Manager of North America

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Biographical information of our executive officers

For information about Peter Liu, please see “Biographical information of our directors” above.

Clay Crolius has served as our Chief Financial Officer since July 2022. From September 2021 to July 2022, he served as our Chief Accounting Officer. From December 2016 to August 2021, Mr. Crolius served as Principal Accounting Officer and Controller for 4Front Ventures Corp., a national manufacturer and retailer. From 2015 to 2016, Mr. Crolius was the Controller at Ethology Corporation, a digital advertising agency startup. From 2005 to 2014, Mr. Crolius was a Senior Management Consultant with the David Lewis Company, a professional services consulting company. He also served as Vice President of Financial Operations for Warner Bros. Studios, a division of Time Warner from 2000 to 2005. Mr. Crolius holds a BA in Economics and Business from the University of California, Los Angeles, and is a certified public accountant in the state of California.

Chuck Becher has served as our Chief Commercial Officer and General Manager of North America since 2022. From April 2022 to August 2022, Mr. Becher served as Senior Vice President of Carrier Solutions at Inseego Corporation, a leader in mobile hotspots and fixed wireless devices. From June 2020 to April 2022, Mr. Becher served as Chief Commercial Officer and EVP of OnwardMobility, a startup created to bring BlackBerry devices back to the market. From December 2016 to January 2020, Mr. Becher served as Sonim Technologies’ Chief Sales and Marketing Officer. From 2000 to 2016, Mr. Becher also served in increasing positions of responsibility at Kyocera Communications, Inc., a wireless phone original equipment manufacturer headquartered in Yokohama, Japan, culminating in the role of Senior Vice President and General Manager of Sales and Marketing. Mr. Becher holds a BBA from the University of Michigan School of Business in Ann Arbor, Michigan.

Corporate governance documents

Corporate Governance Guidelines

Our Board adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines address, among other things, the composition and functions of the Board, director independence, compensation of directors, Board membership criteria, Board leadership, and composition.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, applicable to all of our employees, executive officers, and directors. The Nominating and Corporate Governance Committee of our Board is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers, and directors.

Insider Trading Policy

We have adopted an Insider Trading Policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers, and employees, and the Company itself. We believe that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of Nasdaq. The foregoing summary of the Company’s Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text thereof.

Committee Charters

Each standing committee of the Board is governed by a charter adopted by the Board.

Availability of Governance Documents

The Corporate Governance Guidelines, the Code of Conduct, and each of the Audit, Compensation, and Nominating and Corporate Governance Committee charters are available on the Company’s investor relations website, ir.sonimtech.com. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website to the extent required by the applicable rules of the SEC and The Nasdaq Stock Market LLC. A copy of our insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024.

Board composition considerations

Our selection of directors and officers is conducted on the basis of outstanding achievement in their professional careers, broad experience, personal and professional integrity, ability to make independent and analytical inquiries, financial literacy, mature judgment, high performance standards, familiarity with our business and industry, ability to work collegially, and, in the case of our Chief Executive Officer, the initial selection was made based on the contractual arrangement in connection with an equity investment by a certain stockholder. Please see “Certain Relationships and Related Person Transactions” and “Director independence.”

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Board leadership structure

The Board believes that having an independent Chairperson of our Board creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. Therefore, our current policy (as set forth in our Corporate Governance Guidelines) is that the positions of Chief Executive Officer and Chairperson be held by different individuals, except in unusual circumstances as determined by the Board. As a result, the Board believes that having an independent Chairperson can enhance the effectiveness of the Board as a whole. Notwithstanding the above, our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chairperson of our Board and Chief Executive Officer, as from time to time it may be in our best interests to either combine or separate the roles and may amend our Corporate Governance Guidelines to that effect.

The Board has an independent chairperson, Mike Mulica. As Board Chairperson, Mr. Mulica has broad authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chairperson has substantial ability to shape the work of the Board. Peter Liu, the Company’s Chief Executive Officer, currently serves as our principal executive officer.

Our Board meets regularly in executive sessions of the directors without those directors who are also our executive officers.

Role of the Board in risk oversight

Our Board is responsible for the oversight of risk management related to the Company’s business and accomplishes this oversight through the regular reporting to the Board by its committees. The Audit Committee periodically reviews our accounting, reporting, and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, and the Company’s compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit, and information technology functions, the Audit Committee reviews and discusses all significant areas of the Company’s business and summarizes for the Board all areas of risk and the appropriate mitigating factors. In addition, the Compensation Committee and the Nominating and Corporate Governance Committee review and report to the Board with regard to areas of risk management that such Board committees oversee.

Director independence

As required by applicable rules of Nasdaq and our Corporate Governance Guidelines, a majority of the members of our Board qualify as “independent,” as affirmatively determined by the Board.

In making these determinations, our Board considered certain relationships and transactions that occurred in the ordinary course of business between the Company and entities with which some of our directors are or have been affiliated. The Board determined that such transactions would not impair the particular director’s independence or interfere with the exercise of independent judgment in carrying out director responsibilities.

Our Board undertook a review of the independence of each director and considered whether any director has a material relationship that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. After review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for Mr. Liu, who serves as our Chief Executive Officer.

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Committees of the Board

Our Board directs the management of the Company’s business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and its standing committees. We have a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, each of which operates under a written charter. In 2025, our Board has also established a Special Committee consisting of three independent members of the Board to review strategic alternatives for the Company.

In addition, from time to time, special committees may be established under the direction of our Board when the Board deems it necessary or advisable to address specific issues.

Board, committees, and stockholders meetings

During the fiscal year ended December 31, 2024:

●	our Board held eight (8) meetings (including regularly scheduled and special meetings);

●	our Audit Committee held seven (7) meetings;

●	our Compensation Committee held two (2) meetings; and

●	our Nominating and Corporate Governance Committee held zero (0) meetings.

Each of our incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served during the fiscal year ended December 31, 2024.

Although we do not have a formal policy regarding the attendance of our annual meetings of stockholders by the members of our Board, we encourage them to do so. Four (4) of our five (5) current directors attended our 2024 annual meeting of stockholders.

Audit Committee

Our Audit Committee consists of James Cassano, Mike Mulica, and Jack Steenstra, with Mr. Cassano serving as Chairman. Following the Annual Meeting (and assuming all director nominees are elected) our Audit Committee will consist of James Cassano, Mike Mulica, and Jack Steenstra, with Mr. Cassano serving as Chairman. Our Board has determined that each Audit Committee member is “independent,” as defined under the applicable Nasdaq listing rules and the applicable requirements of Rule 10A-3 of the Exchange Act. Our Board has further determined that each of the members of the Audit Committee satisfies the financial literacy and sophistication requirements of the Nasdaq listing rules and that each of Mr. Cassano and Mr. Mulica qualifies as an “audit committee financial expert,” as that term is defined under SEC rules.

The Audit Committee’s responsibilities include, among other things:

●	recommending and retaining an independent registered public accounting firm to serve as independent auditor to audit our financial statements, overseeing the independent auditor’s work and determining the independent auditor’s compensation;

●	approving in advance all audit services and non-audit services to be provided to us by our independent auditor;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

●	overseeing our risk assessment and risk management processes;

●	reviewing and ratifying all related party transactions, based on the standards set forth in our related-person transactions policy;

●	reviewing and discussing with management and our independent auditor the results of the annual audit and the independent auditor’s review of our quarterly financial statements; and

●	conferring with management and our independent auditor about the scope, adequacy and effectiveness of our internal accounting controls, the objectivity of our financial reporting and our accounting policies and practices.

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Compensation Committee

Our Compensation Committee consists of Mike Mulica, James Cassano, and Jack Steenstra, with Mr. Mulica serving as the Chairman. Following the Annual Meeting (and assuming all director nominees are elected) our Compensation Committee will consist of Mike Mulica, James Cassano, and Jack Steenstra, with Mr. Mulica serving as the Chairman. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each Compensation Committee member is “independent,” as defined under the applicable Nasdaq listing rules, including the standards specific to members of a compensation committee.

The Compensation Committee’s responsibilities include, among other things:

●	establishing and approving, and making recommendations to the Board regarding, performance goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives and setting, or recommending to the full Board for approval, the chief executive officer’s compensation, including incentive-based and equity-based compensation, based on that evaluation;

●	setting the compensation of our other executive officers, and may incorporate recommendations from the chief executive officer;

●	exercising administrative authority under our equity incentive plan and employee benefit plans;

●	establishing policies and making recommendations to our Board regarding director compensation;

●	overseeing risks and exposures associated with executive and director compensation plans and arrangements; reviewing and discussing with management the compensation discussion and analysis that we may be required from time to time to include in SEC filings; and

●	preparing a compensation committee report on executive and director compensation as may be required from time to time to be included in future annual proxy statements or annual reports on Form 10-K filed with the SEC.

Pursuant to the Compensation Committee’s charter, the Compensation Committee may form and delegate authority to subcommittees to the extent permitted by applicable law, as it deems appropriate from time to time under the circumstances, pursuant to the terms set forth in the Compensation Committee’s charter.

Independent compensation consultant

Pursuant to the Compensation Committee’s charter, the Compensation Committee shall have the authority to retain, obtain advice and assistance from internal or external legal counsel, accounting or other advisors and consultants (referred to collectively as “advisors”) it deems necessary or appropriate in carrying out its duties. The Compensation Committee has sole authority to (i) determine appropriate compensation for any such advisor retained by the Compensation Committee, which reasonable compensation shall be funded by the Company and (ii) retain and terminate any compensation consultant to assist in the evaluation of director, principal executive officer or senior executive compensation, including sole authority to approve such consultant’s reasonable fees and other retention terms, which reasonable compensation shall be funded by the Company. Compensia, Inc. (“Compensia”), a compensation consulting firm, has served as the Compensation Committee’s compensation consultant since 2023 to advise the Compensation Committee regarding, among other things, the amount and types of compensation that we provide to our executives and directors, our compensation philosophy and how our compensation practices compare to the compensation practices of other similar and peer companies. Compensia does not provide any services to us other than the services provided to the Compensation Committee. The Compensation Committee believes that Compensia does not have any conflicts of interest in advising the Compensation Committee under applicable SEC rules or Nasdaq listing standards. The Compensation Committee has assessed the independence of Compensia pursuant to SEC rules and Nasdaq listing standards and concluded that no conflict of interest exists that would prevent Compensia from independently representing the Compensation Committee.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Jack Steenstra and Mike Mulica, with Mr. Steenstra serving as the Chairman. Following the Annual Meeting (and assuming all director nominees are elected) our Nominating and Corporate Governance Committee will consist of Jack Steenstra and Mike Mulica, with Mr. Steenstra serving as the Chairman. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq and SEC rules and regulations.

The Nominating and Corporate Governance Committee’s responsibilities include, among other things:

●	assessing the need for new directors and identifying individuals qualified to become directors;

●	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees overseeing an evaluation of our Board and its committees;

●	assessing individual director performance, participation and qualifications;

●	developing, recommending, overseeing the implementation of and monitoring compliance with our corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to our corporate governance guidelines;

●	monitoring the effectiveness of the Board and the quality of the relationship between management and the Board; and

●	overseeing an annual evaluation of the Board’s performance.

Director nominations process

The Nominating and Corporate Governance Committee is responsible for identifying and recommending candidates to serve on the Board and its committees. To identify suitable director candidates, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates, or consider director candidates recommended by our stockholders. In addition, the Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates.

In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, our Nominating and Corporate Governance Committee considers the criteria set forth in the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, including consideration of any potential conflicts of interest as well as applicable independence, experience, and other requirements. Our Nominating and Corporate Governance Committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by search firms, members of our Board, and management.

The Board considers recommendations for nominees from the Nominating and Corporate Governance Committee. The Board determined the appropriate characteristics, skills, and experience for the Board as a whole and for its individual members. The Board will consider the minimum general criteria set forth below, and may add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for service on the Board. An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them. In considering candidates recommended by the Nominating and Corporate Governance Committee, the Board intends to consider such factors as:

●	possessing relevant expertise upon which to be able to offer advice and guidance to management,

●	having sufficient time to devote to the affairs of Sonim;

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●	demonstrated excellence in his or her field;

●	having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders;

●	current composition of the Board; and

●	diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Sonim to maintain a balance of knowledge, experience, and capability.

At this time, the Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance Committee believes that it is in the best position to identify, review, evaluate, and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

Anti-hedging policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers, and employees. The policy prohibits our directors, officers, and employees from engaging in hedging transactions and all other forms of monetization transactions: no officer, director, employee, or consultant to Sonim may engage in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our stock at any time.

Clawback policy (recoupment of erroneously awarded incentive-based compensation)

In accordance with the Nasdaq Listing Rules and Rule 10D-1 under the Exchange Act, our Board has adopted a Clawback Policy For Incentive-Based Compensation (the “Clawback Policy”) that applies to our current and former executive officers. Under the Clawback Policy, we are required to recoup the amount of any Erroneously Awarded Compensation (as defined in the Clawback Policy) without regard to any taxes paid within a specified lookback period in the event of any Accounting Restatement (as defined in the Clawback Policy), subject to limited impracticability exceptions. Covered restatements include both a restatement to correct an error that is material to previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure.

Communications with the Board of Directors

Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors, or any specific individual director may do so by directing such correspondence to the attention of the Secretary, Sonim Technologies, Inc., 4445 Eastgate Mall, Suite 200, San Diego, CA 92121. Following its clearance through normal security procedures, the Secretary will forward such communication to the pertinent director or directors, as appropriate. In that regard, the Board has requested that certain items unrelated to the duties and responsibilities of the Board should be excluded or redirected, as appropriate, such as: business solicitations or advertisements, junk mail and mass mailings, resumes and other forms of job inquiries, spam, and surveys. In addition, material that is unduly hostile, threatening, potentially illegal or similarly unsuitable will be excluded.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board is currently composed of five (5) members and will be composed of five (5) members effective as of the completion of the Annual Meeting. Our Board is elected each year at the annual meeting of stockholders for a term of one year. Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal.

Board Nominees

Our Board has nominated the incumbent directors, James Cassano, Peter Liu, Mike Mulica, and Jack Steenstra to stand for re-election to serve as directors. The only nominee for director who is not already a member of the Board is George Thangadurai, who was recommended by a non-management director. If elected, each of them will serve as director until the 2026 annual meeting of stockholders and until their successors are elected and qualified, or their earlier death, resignation, or removal. For more information concerning the nominees, see the section titled “Directors, Executive Officers, and Corporate Governance.”

The Board anticipates that each of the nominees will serve, if elected, as a director. However, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the discretionary authority provided in the proxy will be exercised by the proxy holders to vote for a substitute or substitutes nominated by the Board, or the Board, on the recommendation of the Nominating and Corporate Governance Committee, may reduce the size of the Board and number of nominees.

The Orbic Group has provided us with notice that it intends to nominate the Orbic Nominees for election as directors at the Annual Meeting. Although the Company is required to include the Orbic Nominees for election on its WHITE proxy card under universal proxy rules, for additional information regarding the Orbic Nominees and any other related information, please refer to the Orbic Group’s proxy statement if and when it is provided to you by the Orbic Group. You can access Orbic Group’s proxy statement, and any other relevant documents, without cost on the SEC’s website. The Board does NOT endorse the election of the Orbic Nominees.

You may receive proxy solicitation materials from the Orbic Group, including a proxy statement and blue proxy card. If you do receive such proxy materials from the Orbic Group, our Board strongly urges you to discard and not to sign or return the Orbic Group’s blue proxy card or to vote for any of the Orbic Nominees.

We believe that the director nominees proposed by our Board, with their breadth of relevant and diverse experience, are the most qualified candidates up for election at the Annual Meeting. Furthermore, our Board believes that the director nominees recommended and proposed by our Board would serve the interests of all of the Company’s stockholders better than the nominees proposed by one stockholder, the Orbic Group, who is motivated to complete its hostile takeover of the Company. If you have any questions or require any assistance with voting your shares, please contact Sodali & Co, our proxy solicitor assisting us in connection with the Annual Meeting:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll-Free in North America: (800) 662-5200

Outside of North America Call Collect: (203) 658-9400

E-mail: SONM@investor.sodali.com

Board recommendation

The Board recommends a vote FOR the election of each of the Sonim director nominees: James Cassano, Peter Liu, Mike Mulica, Jack Steenstra, and George Thangadurai.

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Baker Tilly US, LLP (Campbell, CA, PCAOB ID: 23) (“Baker Tilly”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Moss Adams LLP (“Moss Adams”) had audited the Company’s financial statements since 2013. On June 3, Moss Adams notified us that it merged with Baker Tilly effective on June 3, 2025. The combined audit practices operate as Baker Tilly US, LLP. The Audit Committee and the Board seek to have the stockholders ratify the Audit Committee’s appointment of Baker Tilly.

Although we are not required to seek stockholder approval of this appointment, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of Baker Tilly for ratification by stockholders as a matter of good corporate practice. If the appointment of Baker Tilly is not ratified by the stockholders, the Audit Committee will consider the vote of our stockholders and may appoint another independent registered public accounting firm or may decide to maintain its appointment of Baker Tilly.

Representatives of Baker Tilly will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Recent Change in Auditor

As reported on our Current Report on Form 8-K filed with the SEC on June 5, 2025 (the “Change in Auditor 8-K”), on June 3, 2025, we were notified that Moss Adams, our independent registered public accounting firm, merged with Baker Tilly effective on June 3, 2025. The combined audit practices operate as Baker Tilly US, LLP. In connection with the notification of the merger, Moss Adams has resigned as the auditors of the Company, and the Audit Committee of the Board approved the appointment of Baker Tilly, as the successor to Moss Adams, as the Company’s independent registered public accounting firm.

The audit reports of Moss Adams on the Company’s consolidated financial statements for the years ended December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through June 3, 2025, there were no (a) disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moss Adams’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses disclosed:

●	under the heading “Item 9A. Controls and Procedures-Evaluation of Controls and Procedures” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2023; and
●	under the heading “Item 4. Controls and Procedures” in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023, and September 30, 2023, as filed with the SEC on May 8, 2023, August 14, 2023, and November 14, 2023, respectively.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through June 5, 2025, neither the Company, nor anyone on its behalf, consulted with Baker Tilly regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Moss Adams with a copy of the Change in Auditor 8-K prior to its filing with the SEC and requested that Moss Adams furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of Moss Adams’ letter to the SEC, dated June 5, 2025, was filed as Exhibit 16.1 to the Change in Auditor 8-K.

Fees paid to the independent registered public accounting firm

The following table presents fees for professional audit services rendered by Moss Adams for the audit of our annual financial statements for fiscal 2024 and fiscal 2023, and fees billed for other services rendered by Moss Adams LLP during fiscal 2024 and fiscal 2023.

Type of Fees	Fees for Fiscal 2024	Fees for Fiscal 2023
Audit Fees(1)	$782,250	$724,500
Audit-Related Fees(2)	$220,500	$63,000
Tax Fees(3)	$57,023	$73,816
All Other Fees	—	—
Total Fees	$1,059,773	$861,316

(1)	Audit Fees consist of fees for professional services rendered for the audit of our consolidated financial statements included in our annual report, and the review of our interim consolidated financial statements included in our quarterly reports.

(2)	Services in connection with our Registration Statements on Form S-3 and Form S-8.

(3)	Tax Fees consist of fees for tax compliance and tax advice.

Audit Committee policy on pre-approval of audit and permissible non-audit services of independent registered public accounting firm

The Audit Committee must pre-approve all audit related services and permissible non-audit services (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services) provided by our independent registered public accounting firm. However, the Audit Committee may delegate pre-approval authority to one or more committee members so long as any such pre-approval decisions are presented to the full committee at the next scheduled meeting.

All services rendered by Moss Adams LLP, our independent registered public accounting firm, during fiscal 2024 and fiscal 2023 were pre-approved by the Audit Committee in accordance with the audit committee’s pre-approval policy.

None of the services described above was approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Board recommendation

The Board recommends a vote FOR the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

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AUDIT COMMITTEE REPORT

The information contained under this “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

In the performance of its oversight function, the Audit Committee of our Board has:

a.	reviewed and discussed with management the Company’s annual audited financial statements for the fiscal year ended December 31, 2024;

b.	discussed with Moss Adams, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

c.	received from Moss Adams the written disclosures and the letter required by applicable requirements of the PCAOB regarding Moss Adams’s communication with the Audit Committee concerning independence; and

d.	discussed with Moss Adams its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

While the Audit Committee has the responsibilities set forth in its charter (including to monitor and oversee the audit processes), the Audit Committee does not have the duty to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate, or in accordance with generally accepted accounting principles. The Company’s management and independent auditor have this responsibility.

This report is respectfully submitted by the members of the Audit Committee of the Board of Directors:

James Cassano (Chair)

Mike Mulica

Jack Steenstra

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PROPOSAL 3 — INCREASE OF THE SHARES AVAILABLE UNDER
THE SONIM TECHNOLOGIES, INC. 2019 EQUITY INCENTIVE PLAN

General

On April 28, 2025, our Board approved an amendment to the Sonim Technologies, Inc. 2019 Equity Incentive Plan, as amended (the “EIP” or “2019 Plan”), subject to stockholder approval, and accordingly, the Board directed that such amendment be submitted to the stockholders for approval at the Annual Meeting. The amendment would increase the number of authorized shares of our common stock available for issuance under the 2019 Plan as of the record date by 600,000 shares: from 1,874,054 shares to 2,474,054 shares. No other changes are being made to the 2019 Plan. The proposed 2019 Plan, as amended and restated assuming this proposal is approved by our stockholders, is included as Annex A hereto.

Stockholder approval of the amendment to the 2019 Plan is being sought in order to (i) meet Nasdaq listing requirements and (ii) allow for incentive stock options to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”). For additional information regarding our current officer and director compensation, see the section titled “Executive and Director Compensation.” We also encourage you to review the section titled “Equity compensation plan information” for more information with regard to all our equity compensation plans.

If our stockholders approve this proposal, the amendment to the 2019 Plan will become effective as of the date of the Annual Meeting. We intend to file a Registration Statement on Form S-8 to register additional shares available for issuance under the 2019 Plan as a result of the amendment. If our stockholders fail to approve this proposal, the 2019 Plan will remain as is without any changes thereto.

As of June 9, 2025, the record date, the number of shares of our common stock authorized for issuance but unissued under the 2019 Plan was 24,276. As of the record date, the Company has outstanding stock options to purchase approximately 678,460 shares of common stock and no shares of common stock subject to outstanding restricted stock units, all of which were granted under the 2019 Plan and various other prior plans.

Reasons to vote approve the proposal

Equity awards are an important part of our compensation philosophy

The Board believes that it is very important that our eligible employees, consultants, and directors (collectively, “Participants”) receive part of their compensation in the form of equity awards to foster their investment in us, reinforce the link between their financial interests and those of our other stockholders, and maintain a competitive compensation program. Equity compensation fosters a Participant ownership culture, motivates Participants to create stockholder value and, because the awards are typically subject to vesting and other conditions, promotes a focus on long-term value creation. The equity incentive programs we have in place have worked to build stockholder value by attracting and retaining extraordinarily talented employees, consultants, and directors. The Board believes we should continue to offer competitive equity compensation packages in order to attract and motivate the talent necessary for our continued growth and success.

We expect to expand our team and anticipate the eventual growth of our business

The purposes of the 2019 Plan are to attract, retain, and motivate officers and key employees (including prospective employees), directors, consultants, and other individuals who may perform services for the Company to compensate them for their contributions to the long-term growth and profits of the Company and to encourage them to acquire a proprietary interest in the success of the Company. Therefore, the remaining pool should always be sufficient if needed for new hires or other special circumstances.

The 2019 Plan combines compensation and governance best practices designed to protect our stockholders’ interests

We recognize that equity compensation awards dilute stockholder equity and must be used judiciously. Our equity compensation practices are designed to be in line with industry norms, and we believe our historical share usage has been responsible and mindful of stockholder interests. Certain provisions in the 2019 Plan are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

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Flexibility in designing equity compensation schemes. The 2019 Plan allows us to provide a broad array of equity incentives, including traditional stock option grants, stock appreciation rights, restricted stock awards, restricted stock unit (“RSU”) awards, performance stock awards, and performance cash awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2019 Plan must have an exercise price or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

Limits on non-employee director compensation. The maximum number of shares of common stock subject to awards granted under the 2019 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by us to the non-employee director during that year for service on our Board, will not exceed $600,000 in total value (calculating the value of the awards based on the grant date fair value for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to our Board, $1,000,000.

Awards are subject to forfeiture/clawback. Awards granted under our 2019 Plan are subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, we may impose other clawback, recovery, or recoupment provisions in a stock award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause. For more information about our clawback policy see the section of this proxy statement titled “Directors, Executive Officers, and Corporate Governance—Clawback policy (recoupment of erroneously awarded incentive-based compensation).”

No single trigger accelerated vesting upon change in control. The 2019 Plan does not provide for any automatic mandatory vesting of awards upon a change in control.

No liberal change in control definition. The change in control definition in the 2019 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2019 Plan to be triggered.

Termination of stock options and stock appreciation rights on a participant’s termination for cause. If a participant’s service is terminated for cause, as defined under the 2019 Plan (which includes the participant’s commission of any felony or any crime involving fraud, dishonesty, or moral turpitude and the participant’s unauthorized use or disclosure of our confidential information or trade secrets), the participant is prohibited from exercising his or her stock options and stock appreciation rights.

We manage our equity award usage carefully

The following table provides certain additional information regarding our equity incentive plans as of the record date.

As of June 9, 2025
Total number of shares of common stock subject to outstanding stock options	678,460
Weighted-average exercise price of outstanding stock options	$6.4633
Weighted-average remaining term of outstanding stock options	1.50 years
Total number of shares of common stock subject to outstanding full value awards	—
Total number of shares of common stock available for grant under the 2019 Plan	24,276
Total number of shares of common stock available for grant under other equity incentive plans(1)	25,824
Total number of shares of common stock outstanding	10,338,905
Per-share closing price of common stock as reported on Nasdaq Capital Market	$1.12

(1)	Represents shares issuable pursuant to our 2019 ESPP.

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The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal years 2022, 2023, and 2024, which has been retroactively adjusted to reflect the 1-for-10 reverse stock split that became effective on July 17, 2024.

	Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2022
Total number of shares of common stock subject to stock options granted	259,000	180,300	482,945
Total number of shares of common stock subject to full value awards granted	64,178	44,522	84,107
Weighted-average number of shares of common stock outstanding	4,718,141	4,278,694	3,007,669
Burn Rate (1)	7%	5%	19%

(1)	Burn rate is the summation of the total number of stock options granted and full value awards granted divided by the weighted-average shares outstanding.

Description of the 2019 Plan

The material features of the 2019 Plan (as proposed to be amended and modified and assuming that the increase of the shares authorized under the 2019 Plan is approved) are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2019 Plan. Stockholders are encouraged to read the actual text of the 2019 Plan, which is included in this proxy statement as Annex A.

Awards. The 2019 Plan provides for the grant of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other stock awards, or collectively, stock awards.

Eligibility. Employees, non-employee directors, and consultants are eligible to participate in the 2019 Plan. All of our 117 employees, four non-employee directors, and 33 consultants are currently eligible to participate in the 2019 Plan and may receive all types of stock awards, other than ISOs, under the 2019 Plan. ISOs may be granted under the 2019 Plan only to our employees in the United States.

Authorized Shares. If this proposal is approved, the total number of our common stock reserved for issuance under the 2019 Plan will not exceed 2,474,054, which number is the sum of:

(i)	18,851 shares that were approved in connection with the 2019 Plan’s initial adoption;

(ii)	the number of shares subject to outstanding stock options or other stock awards that were granted under our 2012 Equity Incentive Plan, as amended, as of the initial adoption of the 2019 Plan, to the extent such awards are forfeited, terminated, expire, or are otherwise not issued;

(iii)	30,000 shares that were approved at our 2020 annual meeting of stockholders;

(iv)	500,000 shares that were approved at our 2022 annual meeting of stockholders;

(v)	200,000 shares that were approved at our 2023 annual meeting of stockholders;

(vi)	the entirety of the shares added pursuant to the evergreen provision of the 2019 Plan;

(vii)	300,000 shares that were approved at our 2024 annual meeting of stockholders; and

(viii)	600,000 shares to be added pursuant to this proposal.

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Additionally, the number of shares of our common stock reserved for issuance under the 2019 Plan automatically increases on January 1 of each calendar year for ten (10) years ending on and including January 1, 2029, in an amount equal to 5% of the total number of shares of our capital stock outstanding on December 31 of the prior calendar year, unless our Board or compensation committee determines prior to the date of increase that there will be a lesser increase or no increase.

Shares subject to stock awards granted under our 2019 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under our 2019 Plan. Additionally, shares become available for future grants under our 2019 Plan if they were issued under stock awards under our 2019 Plan and we repurchase them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Plan Administration. Our Board and our Compensation Committee administer our 2019 Plan. Our Board may also delegate to one or more of our officers the authority to (i) designate employees (other than officers) to receive specified stock awards, and (ii) determine the number of shares subject to such stock awards. Under our 2019 Plan, our Board has the authority to determine and amend the terms of awards, including:

●	recipients;

●	the exercise, purchase, or strike price of stock awards, if any;

●	the number of shares subject to each stock award;

●	the fair market value of a share of our common stock in the event no public market exists for our common stock;

●	the vesting schedule applicable to the awards, together with any vesting acceleration; and

●	the form of consideration, if any, payable upon exercise or settlement of the award.

Under our 2019 Plan, our Board also generally has the authority to effect, with the consent of any adversely affected participant:

●	the reduction of the exercise, purchase, or strike price of any outstanding award;

●	the cancellation of any outstanding stock award and the grant in substitution therefor of other awards, cash, or other consideration; or

●	any other action that is treated as a repricing under generally accepted accounting principles.

Non-Employee Director Limitation. The maximum number of shares of common stock subject to awards granted under the 2019 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by us to the non-employee director during that year for service on our Board, will not exceed $600,000 in total value (calculating the value of the awards based on the grant date fair value for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to our Board, $1,000,000.

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Stock Options. ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of our 2019 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under our 2019 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator. The plan administrator determines the term of stock options granted under the 2019 Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that the exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. Except as otherwise provided in the applicable stock option agreement or other written agreement between us or any of our affiliates and the participant, options terminate immediately upon the termination of the individual’s employment for cause. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft, or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the ISO does not exceed five years from the date of grant. The maximum number of shares of our common stock that may be issued upon the exercise of ISOs under our 2019 Plan is equal to three times the aggregate number of shares reserved under the 2019 Plan.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft, or money order, past services to us, or any other form of legal consideration (including future services) that may be acceptable to our Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ceases for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

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Performance Awards. The 2019 Plan permits the grant of performance awards. A performance award is a stock or cash award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by the plan administrator.

Performance goals under the 2019 Plan are based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) subscriber satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) the number of subscribers, including but not limited to unique subscribers; (34) employee retention; and (35) other measures of performance selected by the plan administrator.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the plan administrator at the time the performance goals are established, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

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Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under our 2019 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Other Stock Awards. Our plan administrator may grant other awards based in whole or in part by reference to our common stock. Our plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (i) the class and the maximum number of shares reserved for issuance under our 2019 Plan, (ii) the class and the maximum number of shares that may be issued upon the exercise of ISOs, and (iii) the class and the number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. Our 2019 Plan provides that in the event of certain specified significant corporate transactions including: (i) a sale of all or substantially all of our assets, (ii) the sale or disposition of more than 50% of our outstanding securities, (iii) the consummation of a merger or consolidation where we do not survive the transaction and (iv) the consummation of a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding prior to such transaction are converted or exchanged into other property by virtue of the transaction, each outstanding award will be treated as the plan administrator determines unless otherwise provided in an award agreement or other written agreement between us and the award holder. The plan administrator may take one of the following actions with respect to such awards:

●	arrange for the assumption, continuation, or substitution of a stock award by a successor corporation;

●	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

●	accelerate the vesting, in whole or in part, of the stock award and provide for its termination prior to the transaction;

●	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;

●	cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for such cash consideration, if any, as the plan administrator may deem appropriate; or

●	make a payment, in the form determined by the plan administrator, equal to the excess, if any, of the value of the property the participant would have received on exercise of the awards before the transaction over any exercise price payable by the participant in connection with the exercise, multiplied by the number of shares subject to the stock award. Any escrow, holdback, earnout, or similar provisions in the definitive agreement for the transaction may apply to such payment to the holder of a stock award to the same extent and in the same manner as such provisions apply to holders of our common stock.

The plan administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner in the event of a corporate transaction.

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In the event of a change in control, awards granted under our 2019 Plan will not receive automatic acceleration of vesting and/or exercisability, although this treatment may be provided for in an award agreement or in any other written agreement between us and the participant. Under our 2019 Plan, a change in control generally will be deemed to occur in the event: (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a merger, consolidation, or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity; (iii) a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders; or (iv) an unapproved change in the majority of our Board.

Transferability. A participant generally may not transfer stock awards under our 2019 Plan other than by will, the laws of descent and distribution, or as otherwise provided under our 2019 Plan.

Term, Termination, and Amendment. Unless sooner terminated by our Board, the 2019 Plan will terminate on the tenth anniversary of the date our Board originally adopted our 2019 Plan, or March 26, 2029. No award will be granted after termination of the 2019 Plan (or if it is suspended by our Board), but awards outstanding upon termination of the 2019 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2019 Plan. Our Board has the authority to amend, suspend, or terminate our 2019 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders.

U.S. federal income tax consequences

The following is a summary of the principal United States federal income tax consequences to Participants and us with respect to participation in the 2019 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state, or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2019 Plan. The 2019 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2019 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

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If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

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Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To conform to the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Limitation on the Employer’s Compensation Deduction

Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.

The discussion above is intended only as a summary and does not purport to be a complete discussion of all potential tax effects relevant to recipients of awards under the 2019 Plan. Among other items this discussion does not address are tax consequences under the laws of any state, locality, or foreign jurisdiction, or any tax treaties or conventions between the United States and foreign jurisdictions. This discussion is based upon current law and interpretational authorities which are subject to change at any time.

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New plan benefits under 2019 Plan

Grants of awards under the 2019 Plan to our executive officers, employees, and other eligible Participants are subject to the discretion of our Board or Compensation Committee, as applicable. As of the date of this proxy statement, no awards have been granted under the 2019 Plan subject to the stockholder approval of the amendment to the 2019 Plan sought in this proposal. Therefore, it is not possible to determine the future benefits that will be received by the participants under the 2019 Plan other than with respect to the value of RSUs that will be received by our non-employee directors on the date of the Annual Meeting (assuming all incumbent directors are elected at the Annual Meeting).

Accordingly, the table below provides information solely with respect to our non-employee directors.

Name and Position	Dollar value ($)(1)		Number of Shares
Peter Hao Liu, Chief Executive Officer	—		—
Clay Crolius, Chief Financial Officer	—		—
Charles Becher, Chief Commercial Officer and General Manager of North America	—		—
All executive officers as a group (three persons)	—		—
Non-employee directors as a group (four persons)	290,000	(2)	—	(3)
All employees as a group, other than executive officers	—		—

(1)	Represents grant date fair value of award.

(2)	In accordance with our non-employee director compensation policy, each non-employee director who will continue to serve as a non-employee director immediately following the Annual Meeting will automatically be granted an award of RSUs on the date of our Annual Meeting, with the number of RSUs determined by dividing (i) $60,000 by (ii) the closing trading price of our common stock on the grant date. Additionally, the non-executive chairman of the Board will also be entitled to receive additional RSUs determined by dividing (i) $50,000 by (ii) the closing trading price of our common stock on the grant date, which is the anniversary of the attainment of the status of the non-executive chairman of the Board.

(3)	As described in the footnote (2) above, for non-employee directors, the number of shares reflects the number of RSUs granted following the Annual Meeting or the date of the RSU grant to the chairman of the Board. Accordingly, the number of shares is not included in the table.

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Consequences of failing to approve the proposal

If the amendment to increase the number of shares authorized under our 2019 Plan is not approved by stockholders, the 2019 Plan will continue in full force and effect in accordance with its terms. Once the share reserve under the 2019 Plan is exhausted, we may elect to provide compensation through other means, such as cash-settled awards or other cash compensation, to assure that Sonim and its affiliates can attract and retain qualified personnel.

Board recommendation

The Board recommends a vote FOR the approval of an amendment to our equity incentive plan to increase the aggregate number of shares of common stock authorized for issuance by 600,000 shares.

PROPOSAL 4 — ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act, we are asking stockholders to approve, on a non-binding, advisory basis, the executive compensation of our named executive officers (or “NEOs”) as disclosed in the section titled “Executive and Director Compensation” and the related notes, and narrative in this proxy statement. The Board and the Compensation Committee believe that the policies and practices described and explained herein reflect our competitive pay strategy, emphasis on incentive-driven pay, and effective use of goals aligned with our business strategy.

Although this advisory vote to approve the executive compensation of our NEOs is non-binding, the Compensation Committee values our stockholders’ opinions and will carefully assess the voting results.

Board recommendation

The Board recommends a vote FOR the following resolution:

“Resolved, that the stockholders of Sonim Technologies, Inc. hereby approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the Executive and Director Compensation section, compensation tables and narrative disclosures.”

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PROPOSAL 5 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act, we are asking stockholders to vote on whether future advisory votes on executive compensation (such as the one described in Proposal 4 above) should occur every year, every two years or every three years.

Please note that stockholders are not voting to approve or disapprove the recommendation of the board of directors with respect to this proposal. Instead, the proxy card provides four choices: a one, two or three-year frequency or stockholders may abstain from voting on the proposal. The option that receives the highest number of votes will be deemed to be the frequency preferred by our stockholders. We expect that the next stockholder vote on the frequency of non-binding, advisory votes on named executive officer compensation will occur at our 2031 annual meeting of stockholders.

Although this advisory vote on the frequency of future advisory votes to approve executive compensation is non-binding, the Board will carefully assess the voting results.

Board recommendation

The Board recommends a vote for conducting future advisory votes on executive compensation every 3 YEARS.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive compensation

Our NEOs for the year ended December 31, 2024, consisted of three individuals:

(i)	Peter Liu, our current Chief Executive Officer, who served as our principal executive officer during the year ended December 31, 2024;

(ii)	Clay Crolius, our current Chief Financial Officer, who was serving as our executive officer at the end of the fiscal year ended December 31, 2024; and

(iii)	Charles Becher, our Chief Commercial Officer, who was serving as our executive officer at the end of the fiscal year ended December 31, 2024.

Summary compensation table

The following table sets forth information regarding compensation earned during the years ended December 31, 2024 and December 31, 2023 by our NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Peter Hao Liu	2024	$450,000	$175,630	$—	$47,288	(2)	$672,918
Chief Executive Officer	2023	$450,000	$180,000	$—	$47,226	(2)	$677,226
Clay Crolius	2024	$320,000	$93,669	$89,352	$—		$503,021
Chief Financial Officer	2023	$323,750	$96,000	$157,520	$—		$577,270
Charles Becher	2024	$400,000	$345,144	$—	$—		$745,144
Chief Commercial Officer and General Manager of North America	2023	$400,000	$275,000	$—	$—		$675,000

(1)	This column reflects the full grant date fair value for stock awards or options, respectively, granted during the fiscal year as measured pursuant to ASC Topic 718 as stock-based compensation in our consolidated financial statements. The grant date fair value of stock awards was based on the closing price per share of our common stock on the applicable grant date. These amounts do not necessarily correspond to the actual value that may be recognized from the stock options and stock awards by the NEOs.

(2)	Amount reported primarily consists of a housing and car allowance for Mr. Liu.

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Outstanding equity awards at December 31, 2024

The following tables provide information about outstanding equity awards held by each of our named executive officers as of December 31, 2024. Awards for the named executive officers were granted under our 2019 Equity Incentive Plan.

		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Peter Hao Liu	6/30/2015	67	—		150.00	06/30/2025
	12/2/2019	500	—		248.00	12/01/2029
	11/18/2022	150,903	150,540	(2)	4.188	10/26/2032
Clay Crolius	1/27/2023	10,000	—		4.940	1/27/2033
	11/24/2023	20,000	—		7.000	11/24/2033
	4/8/2024	—	17,000	(3)	6.154	4/8/2034
Charles Becher	11/18/2022	10,000	17,500	(4)	4.188	10/26/2032

(1)	All vesting is subject to the recipient’s continued service through the applicable vesting date and is subject to accelerated vesting in certain circumstances. For additional discussion, please see “Agreements with our Named Executive Officers” and “Potential payments upon termination or change in control.”

(2)	The stock options vest in 10 equal quarterly installments beginning on January 14, 2024, and ending on April 14, 2026.

(3)	The stock options vest in three (3) equal yearly installments beginning April 8, 2025.

(4)	The stock options vest in 11 equal quarterly installments commencing on February 29, 2024, and ending on August 29, 2026

Stock Awards(1)
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

—	—	—	$—

(1)	All vesting is subject to the recipient’s continued service through the applicable vesting date and is subject to accelerated vesting in certain circumstances. For additional discussion, please see “Agreements with our Named Executive Officers” and “Potential payments upon termination or change in control.”

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Agreements with our Named Executive Officers

Set forth below are descriptions of our employment agreements with our named executive officers. For a discussion of the severance pay and other benefits to be provided in connection with a potential termination of employment and/or a change in control under the arrangements with our named executive officers, see “Potential payments upon termination or change in control.”

Mr. Liu

On December 8, 2023, the Company entered an amended and restated employment agreement with Mr. Liu (the “Liu Employment Agreement”), which superseded his previous employment arrangements. Under the Liu Employment Agreement, Mr. Liu receives an annual base salary of $450,000. Additionally, Mr. Liu is eligible to participate in our EIP in connection with Mr. Liu’s equity awards. Mr. Liu received stock option grants (subject to applicable vesting periods), to purchase in the aggregate a total of 401,443 shares of the Company’s common stock (the “Options”) granted pursuant to the EIP. Each Option vests over four (4) years, with one-fourth (1/4th) of the shares underlying such Option vesting on the one-year anniversary of the date of Mr. Liu’s appointment as CEO, and one-twelfth (1/12th) of the shares underlying such Option vesting in quarterly installments thereafter. The Options will have a maximum term of ten (10) years from each grant date and will terminate earlier upon the termination of employment prior to the ten-year period. The Liu Employment Agreement has no specified term, is on an at-will basis, and contains, inter alia, customary confidentiality, non-disparagement, and cooperation provisions. On April 2, 2025, the Company and Mr. Liu amended the Liu Employment Agreement, changing the terms of Mr. Liu’s severance in the event of a change in control, as described below under the title “Potential Payments upon Termination or Change in Control.”

Mr. Crolius

On December 8, 2023, the Company entered an amended and restated letter agreement with Mr. Crolius (the “Crolius Letter Agreement”), which superseded his previous employment arrangements. The Crolius Letter Agreement delineates the terms of Mr. Crolius’s employment: he is entitled to a base salary of $320,000 per year (the “Crolius Base Salary”), a discretionary bonus, and other benefits generally applicable to all employees of the Company. The Crolius Letter Agreement provides for the at-will employment of Mr. Crolius, references the Company’s policies, and contains other customary conditions. The Crolius Base Salary was conditioned to be retroactively effective as of November 1, 2023, and Mr. Crolius was entitled to receive a lump sum payment of the difference between the Crolius Base Salary and the base salary pursuant to his previous employment arrangements. On April 15, 2025, the Company and Mr. Crolius amended the Crolius Letter Agreement, changing the terms of Mr. Crolius’s severance in the event of a change in control, as described below under the title “Potential Payments upon Termination or Change in Control.”

Mr. Becher

On August 23, 2022, the Company and Mr. Becher entered into a letter agreement (the “Becher Letter Agreement”), delineating the terms of Mr. Becher’s employment: he is entitled to a guaranteed cash compensation of $400,000 per year consisting of a base salary and a guaranteed minimum cash incentive compensation program, a discretionary bonus, and to other benefits generally applicable to all employees of the Company. The Becher Letter Agreement provides for the at-will employment of Mr. Becher, references the Company’s policies, and contains other customary conditions. The Becher Letter Agreement provides for variable compensation and a cash bonus plan and also entitles Mr. Becher to receive options to purchase shares of our common stock (the “Becher Options”) as follows:

(i)	40,000 options to purchase shares of our common stock vesting with respect to 25% of such options on the one-year anniversary of August 29, 2022, and the remainder vesting in equal quarterly installments thereafter, each installment equal to 1/16 of the 40,000 options; and

(ii)	10,000 options to purchase shares of our common stock per year over a four-year period, in the event that revenue targets are achieved, as determined by the board of directors.

The Becher Options are subject to the terms and conditions of the EIP.

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Potential payments upon termination or change in control

Each of our NEOs is covered by arrangements that specify certain payments to be made in the event that the executive’s employment is terminated in certain circumstances. These severance benefits are intended to reflect market practices and are designed to attract, retain, and appropriately incentivize and further motivate them to contribute to our short- and long-term success for the benefit of our stockholders, particularly during uncertain times. The severance benefits of all NEOs are subject to customary conditions and applicable tax and other deductions and withholdings.

Liu Employment Agreement

If we terminate Mr. Liu’s employment without cause or if he resigns for “good reason” (as defined therein) at any time up to the twelve-month anniversary of the closing of a change in control, we must pay Mr. Liu a lump-sum cash severance payable within 30 days of his termination. Such severance will consist of:

(i)	the sum equivalent to one hundred fifty percent (150%) of his yearly base salary in effect as of his termination date, and

(ii)	a guaranteed pro-rated bonus.

Crolius Letter Agreement

If we terminate Mr. Crolius’s employment without cause or if he resigns for “good reason” (as defined therein) at any time up to the twelve-month anniversary of the closing of a change in control, we must pay Mr. Crolius a lump-sum cash severance payable within 30 days of his termination. Such severance will consist of:

(i)	a sum equivalent to six (6) months of his base salary in effect as of his termination date; and

(ii)	a guaranteed pro-rated bonus.

Becher Letter Agreement

If we terminate Mr. Becher’s employment without cause or if he resigns for “good reason” (as defined therein) outside the context of a change in control, we must pay Mr. Becher a severance. Such severance will consist of:

(i)	six (6) months of salary continuation; and

(ii)	six (6) months of COBRA reimbursement.

However, if we terminate Mr. Becher’s employment without cause or if he resigns for “good reason” at any time up to the thirteen-month anniversary of the closing of a change in control, the severance will consist of:

(i)	twelve (12) months of salary continuation;

(ii)	six (6) months of COBRA reimbursement; and

(iii)	accelerated vesting of all unvested equity awards under the EIP that would have otherwise vested within four years of the termination date.

Pension benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or defined benefit retirement plan sponsored by us during 2024.

Nonqualified deferred Compensation

Our named executive officers did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during 2024.

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Employee benefit plans

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our executive officers with the financial interests of our stockholders. In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain and motivate executive officers and encourages them to devote their best efforts to our business and financial success. Vesting of equity awards (other than awards granted in lieu of cash salary or bonus) is generally tied to continuous service with us and serves as an additional retention measure. Our executive officers generally are awarded an initial new hire grant upon commencement of employment.

Each of our named executive officers currently employed by us holds equity awards under our 2019 Equity Incentive Plan that were granted subject to the general terms thereof and the applicable forms of award agreement thereunder. The specific vesting terms of each named executive officer’s equity awards are described under “Outstanding equity awards at December 31, 2024.”

Prior to our initial public offering, we granted all equity awards pursuant to our 2012 Equity Incentive Plan. We currently grant all equity awards pursuant to our 2019 Equity Incentive Plan. All options are granted with a per share exercise price equal to no less than the fair market value of a share of our common stock on the date of the grant. All options have a maximum term of up to 10 years from the date of grant, subject to earlier expiration following the cessation of an executive officer’s continuous service with us.

Options generally remain exercisable for three months following an executive officer’s termination, except in the event of a termination for cause or due to disability or death. Restricted stock unit awards (“RSUs”) generally vest annually over 4 years (other than awards granted in lieu of cash salary or bonus, which may be vested at grant), subject to the continued service with us through each vesting date.

Health and welfare benefits

We pay premiums for medical insurance, dental insurance, and vision insurance for all full-time employees, including our named executive officers. These benefits are available to all full-time employees, subject to applicable laws.

401(k) Plan

We maintain a defined contribution retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax, or after-tax, basis, up to the statutorily prescribed annual limits on contributions under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan. We currently provide a matching contribution under the 401(k) plan.

Director compensation

The following table sets forth information regarding compensation earned during the year ended December 31, 2024, by our non-employee directors who served as directors during such year. Mr. Liu, our Chief Executive Officer, serves on our board of directors but does not receive compensation for his service as a director and the compensation paid to Mr. Liu for his service as an employee during the year ended December 31, 2024, is set forth in the “Summary compensation table” above.

Name	Fees earned or Paid in Cash ($)	Stock awards(1) ($)		Option awards(1) ($)	Total ($)
Current Directors
Michael Mulica(3)	100,000	160,000	(2)	—	260,000
Jeffrey Wang(3)	35,000	60,000	(2)	—	95,000
Jack Steenstra(3)	55,000	60,000	(2)	—	115,000
James Cassano(3)	55,000	60,000	(2)	—	115,000

(1)	This column reflects the full grant date fair value for stock awards granted during the year ended December 31, 2024 as measured pursuant to ASC Topic 718 as stock-based compensation in our consolidated financial statements. The grant date fair value of stock awards was based on the closing price per share of our common stock on the applicable grant date. These amounts do not necessarily correspond to the actual value that may be recognized from the stock awards by the non-employee directors.

(2)	Following the 2024 annual meeting of the Company’s stockholders, each non-employee director was awarded 7,895 RSUs on June 20, 2024 having a grant date fair value of $60,000.

(3)	As of December 31, 2024, each non-employee director held the following number of unvested RSUs:

(i)	Mr. Mulica — 22,019; and
(ii)	Mr. Wang, Mr. Steenstra, and Mr. Cassano — 11,022.

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Non-employee director compensation policy

We maintain a non-employee director compensation policy pursuant to which our non-employee directors are eligible to receive compensation for service on our board of directors and committees of our board of directors. Our board of directors or Compensation Committee may amend the non-employee director compensation policy from time to time. Effective as of January 1, 2024, our board of directors amended and restated the Non-Employee Director Compensation Policy.

Equity Compensation

Each new non-employee director who joins our Board of Directors is granted an initial award of RSUs under the EIP, having a grant date fair market value of $60,000. If a non-employee director is appointed or elected to our board of directors other than in connection with an annual meeting of stockholders, then such non-employee director shall be awarded the full initial grant upon such non-employee director’s appointment or election, and the annual grant to be awarded to such non-employee director at the first annual meeting of stockholders following such appointment or election shall be pro-rated for the number of months served prior to such annual meeting of stockholders.

Each of our non-employee directors continuing to serve on the board of directors also receives an annual equity award of RSUs under the EIP. On June 20, 2024, Messrs. Mulica, Cassano, Steenstra, and Wang each received an RSU grant of 7,895 RSUs, having a grant date fair value of $60,000, vesting in one installment on the earlier of the first anniversary of the grant date or immediately prior to the 2025 annual meeting of stockholders.

The non-executive chairperson of our board of directors receives an additional annual equity award of RSUs having a grant date fair market value of $50,000 under the EIP. On January 9, 2024, Mr. Mulica received an RSU grant related to his November 12, 2023 appointment to non-executive chairperson of the board of directors of 6,668, retroactively adjusted for the Reverse Stock Split, vesting in one installment on the anniversary of his appointment, having a grant date fair value of $50,000. On November 12, 2024, Mr. Mulica received an RSU grant of 14,124 vesting in one installment on the first anniversary of the grant date, having a grant date fair value of $50,000.

Each RSU award granted under the policy will fully vest upon a change of control or the non-employee director’s death or disability.

Cash Compensation

Each non-employee director receives an annual cash retainer of $35,000 for serving on our board of directors. The non-executive chairperson of our board of directors receives an additional annual cash retainer of $50,000.

The chairperson and members of the three principal standing committees of our board of directors are entitled to the following annual cash retainers:

Board Committee	Chairperson Fee	Member Fee
Audit Committee	$15,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	$7,500	$3,750

All annual cash compensation amounts will be payable in equal quarterly installments in arrears, pro-rated based on the days served in the applicable fiscal quarter.

We also reimburse all reasonable out-of-pocket expenses incurred by non-employee directors for their attendance at meetings of our board of directors or any committee thereof.

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Equity compensation plan information

The following table provides certain information with respect to all of Sonim’s equity compensation plans in effect as of December 31, 2024:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	823,456	(1)	$6.4834	(2)	424,871	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	823,456		$6.4834		424,871

(1)	The aggregate number consists of the following:

(i)	1,301 shares subject to options to purchase common stock issued pursuant to our 2012 Equity Incentive Plan as of December 31, 2024;

(ii)	754,193 shares subject to options to purchase common stock issued pursuant to our 2019 Equity Incentive Plan as of December 31, 2024; and

(iii)	67,962 shares issuable upon vesting of outstanding RSUs issued pursuant to our 2019 Equity Incentive Plan as of December 31, 2024.

(2)	This weighted average exercise price does not reflect shares that will be issued upon the vesting of outstanding RSUs.

(3)	Includes 404,047 shares authorized for future issuance under our 2019 Equity Incentive Plan and 20,824 shares authorized for future issuance under our 2019 Employee Stock Purchase Plan as of December 31, 2024.

Under the 2019 Employee Stock Purchase Plan, the number of shares of common stock reserved for issuance automatically increases on January 1 of each calendar year for 10 years, starting January 1, 2020, and ending on, and including, January 1, 2029, in an amount equal to the lesser of 1% of the total number of shares of capital stock outstanding on December 31st of the prior calendar year, and (ii) 5,000 shares, unless the Board of Directors or Compensation Committee determines prior to such date that there will be a lesser increase, or no increase. Effective January 1, 2025, 5,000 additional shares were added to the 2019 Employee Stock Purchase Plan, provided that such shares have not been registered by means of filing a Registration Statement on Form S-8.

Under the 2019 Equity Incentive Plan, the number of shares subject to outstanding stock options or other stock awards that were granted under the 2012 Option Plan that are forfeited, terminated, expire, or are otherwise not issued are available for issuance. Additionally, the number of shares of common stock reserved for issuance under the 2019 Equity Incentive Plan automatically increases on January 1 of each calendar year for 10 years, starting January 1, 2020 and ending on and including January 1, 2029, in an amount equal to 5% of the total number of shares of capital stock outstanding on December 31 of the prior calendar year, unless the board of directors or Compensation Committee determines prior to the date of increase that there will be a lesser increase, or no increase. Effective January 1, 2025, 249,193 additional shares were added to the 2019 Equity Incentive Plan. Subject to certain express limits of the 2019 Equity Incentive Plan, shares available for award purposes under the 2019 Equity Incentive Plan generally may be used for any type of award authorized under that plan, including options, stock appreciation rights, restricted stock, RSUs, performance-based stock or cash awards or other similar rights to purchase or acquire shares of our common stock.

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Pay versus performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our PEO and the non-PEO NEOs (as calculated in accordance with Item 402(v) of Regulation S-K) and certain financial performance of the Company for each of the last three completed fiscal years.

Pay versus performance table

Fiscal Year(1)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (2)(3)	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income $(M)
2024	$672,918	$(134,334)	$624,083	$513,490	$34.23	$(33.65)
2023	$677,266	$2,136,138	$626,135	$688,442	$79.72	$(0.09)
2022	$1,986,962	$1,975,045	$420,553	$409,019	$46.08	$(14.09)

(1)	The PEO in all reporting years is Hao (Peter) Liu. The non-PEO NEOs in the 2024 and 2023 reporting years are Clay Crolius and Charles Becher. The non-PEO NEOs in the 2022 reporting year are Clay Crolius, Charles Becher and Robert Tirva.

(2)	Amounts reflect Summary Compensation Table (“SCT”) Total Pay for our PEO and non-PEO NEOs for each corresponding year.

(3)	The Compensation Actually Paid to our PEO and non-PEO NEOs reflects the following adjustments required by applicable SEC rules from total compensation reported in the SCT:

	PEO: Liu, Hao (Peter)
Prior Fiscal Year-End	12/31/2021	12/31/2022	12/31/2023
Current Fiscal Year-End	12/31/2022	12/31/2023	12/31/2024
Fiscal Year	2022	2023	2024
SCT Total	$1,986,962	$677,266	$672,918
(Minus): Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(1,501,393)	$0	$0
Plus: Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$1,445,577	$0	$0
Plus: Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(2,346)	$681,465	$(610,049)
Plus: Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$47,046	$0	$0
Plus: Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(801)	$777,407	$(197,203)
(Minus): Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0
Compensation Actually Paid	$1,975,045	$2,136,138	$(134,334)

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	Non-PEO NEOs
Prior Fiscal Year-End	12/31/2021	12/31/2022	12/31/2023
Current Fiscal Year-End	12/31/2022	12/31/2023	12/31/2024
Fiscal Year	2022	2023	2024
SCT Total	$420,553	$626,135	$624,083
(Minus): Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(87,981)	$(78,760)	$(44,676)
Plus: Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$48,383	$91,269	$19,886
Plus: Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$0	$37,406	$(35,262)
Plus: Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$38,115	$0	$0
Plus: Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(10,049)	$12,392	$(50,540)
(Minus): Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0
Compensation Actually Paid	$409,019	$688,442	$513,490

Relationship between CAP and TSR

The graph below reflects the relationship between the PEO and Average Non-PEO NEO CAP and the Company’s cumulative indexed Total Shareholder Return (“TSR”) (assuming an initial fixed investment of $100) for the fiscal years ended December 31, 2022, 2023 and 2024:

Relationship between CAP and net income (loss)

The graph below reflects the relationship between the PEO and Average Non-PEO NEO CAP and the Company’s net income (loss) for the fiscal years ended December 31, 2022, 2023 and 2024:

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and procedures for related party transactions

We have a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of the Company’s policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements, or relationships) in which the Company and any “related person” are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee, director, consultant, or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the board of directors) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Company relies on information supplied by its executive officers, directors and certain significant stockholders. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to:

(a)	the risks, costs and benefits to the Company;

(b)	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

(c)	the terms of the transaction;

(d)	the availability of other sources for comparable services or products; and

(e)	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Audit Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

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Related party transactions

The following is a description of transactions since January 1, 2022, to which we have been a participant and in which (i) the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as of December 31, 2024, 2023, and 2022, and (ii) any of our directors, executive officers or holders of more than 5% of our common stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described in the sections titled “Executive Compensation” and “Non-Employee Director Compensation Policy.”

Subscription Agreements and Corollary Arrangements

Subscription Agreement

On April 13, 2022, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with AJP Holding Company, LLC, a Delaware limited liability company (the “Purchaser”), pursuant to which Purchaser agreed to purchase from the Company an aggregate of 2,083,334 shares of the Company’s common stock for a purchase price of $17,500,000 (the “Purchased Shares”). As of the date of the Subscription Agreement, Peter Liu, who then served as Sonim’s Executive VP for Global Operations and Engineering, was appointed Chief Executive Officer of Sonim. The Subscription Agreement additionally provided for the issuance of a certain portion of the Purchased Shares to Mr. Liu rather than the Purchaser. Jeffrey Wang, currently a member of the board of directors of the Company, is the sole manager and the owner of 40% of the membership interests in the Purchaser.

Insider Voting Agreement

In connection with the Subscription Agreement, all then-members of the board of directors of the Company and Robert Tirva, then President, Chief Financial Officer, and Chief Operating Officer of the Company, each as stockholders of the Company, entered into a Voting and Support Agreement, dated April 13, 2022, with the Company and Purchaser whereby such stockholders agreed, among other things, to vote the shares of common stock of the Company owned and/or controlled by such stockholder in favor of the adoption of the Subscription Agreement and the transactions contemplated thereby, as well as such other matters set forth in the Voting and Support Agreements. Each Voting and Support Agreement also contained a restriction on the transfer of shares of common stock of the Company, subject to limited exceptions. Each Voting and Support Agreement terminated upon the First Closing, as defined in and as consummated pursuant to the Subscription Agreement on July 13, 2022.

Support Agreements

On June 28, 2022, the Company held its special meeting of stockholders (the “Special Meeting”), whereby the stockholders of the Company approved the Subscription Agreement and the transactions contemplated thereby by approximately 71.98% of the votes cast. Following the Special Meeting, on July 13, 2022, the Company and the Purchaser consummated the First Closing.

In accordance with the terms of the Subscription Agreement, on July 13, 2022, the Company and the Purchaser entered into a support agreement (the “Purchaser Support Agreement”), whereby the Purchaser agreed, among other things, to vote the shares of common stock owned by Purchaser in favor of the election of Alan Howe and Mike Mulica, as well as such other matters set forth in the Purchaser Support Agreement. The Purchaser Support Agreement also required, as a condition to the Purchaser transferring any shares of common stock owned by the Purchaser, that the acquirer of such shares of common stock agree to be bound by the terms of the Purchaser Support Agreement.

In accordance with the terms of the Subscription Agreement, on July 13, 2022, the Company and Mr. Liu entered into a support agreement (the “Designee Support Agreement”). The terms of the Designee Support Agreement were analogous to the terms of the Purchaser Support Agreement, provided that the Designee Support Agreement extended its requirements solely to 95,239 shares of our common stock issued during the First Closing rather than the entirety of the shares of common stock owned by Mr. Liu.

Both the Purchaser Support Agreement and the Designee Support Agreement were terminated at the Director End Time (as such term defined in the Subscription Agreement) due to the formal conclusion of certain investigation relating to the Company by the SEC

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Registration Rights Agreement

In accordance with the terms of the Subscription Agreement, on July 13, 2022, the Company and the Purchaser entered into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company is required (among other things), within 30 days of the Second Closing (as defined in the Subscription Agreement), to file with the SEC a registration statement to register the resale of all registrable securities held by Purchaser or any person that receives Registrable Securities (as that term is defined in the Registration Rights Agreement) (each a “Holder”). The Company’s obligation to register the Registrable Securities for sale under the Securities Act of 1933 terminates upon the first to occur of (i) the date that is five years from the effective date of the shelf registration statement filed by the Company pursuant to the Registration Rights Agreement, (ii) the date on which all Holders can sell shares of common stock of the Company under Rule 144 without volume restrictions, and (iii) the date on which no registrable securities are held by any Holder.

2024 Subscription Agreement

On April 29, 2024, the Company entered into a subscription agreement (the “2024 Subscription Agreement”) with Jiang Liu, a greater than five percent (5%) security holder of the Company, providing for the private placement of (i) 350,000 shares of the Company’s common stock and (ii) warrants to purchase up to 350,000 shares of common stock (the “Warrants”) for an aggregate purchase price of $3,850,000. Each Warrant has an exercise price of $11 per share, is immediately exercisable, will expire on April 29, 2029 (five years from the date of issuance), and is subject to customary adjustments for certain transactions affecting the Company’s capitalization.

2024 Registration Rights Agreement

In accordance with the terms of the 2024 Subscription Agreement, the Company entered into a registration rights agreement (the “2024 Registration Rights Agreement”) with Mr. Liu. Pursuant to the 2024 Registration Rights Agreement, the Company agreed to prepare and file a registration statement (the “Initial Registration Statement”) with the SEC by May 30, 2024 for purposes of registering the resale of shares of common stock (i) issued and sold pursuant to the 2024 Subscription Agreement, (ii) issuable upon exercise of the Warrants, (iii) issuable in connection with any anti-dilution provisions in the Warrants and (iv) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. The Company agreed to use commercially reasonable efforts to cause the Initial Registration Statement to be declared effective by the SEC by October 29, 2024.

2025 Subscription Agreement

On May 12, 2025, the Company entered into a subscription agreement (the “2025 Subscription Agreement”) with Lytton-Kambara Foundation (“LK Foundation”), an entity controlled by Laurence W. Lytton. Based on Schedule 13G/A filed with the SEC on February 24, 2025, Mr. Lytton was a holder of more than 5% of our common stock before the consummation of the 2025 Subscription Agreement. The Subscription Agreement provided for the private placement of (i) 800,000 shares of our common stock and (ii) warrants to purchase up to 400,000 shares of common stock (the “LKF Warrants”) for an aggregate purchase price of $1,000,000. Each LKF Warrant has an exercise price of $1.3864 per share, is immediately exercisable, will expire on May 12, 2030 (five years from the date of issuance), and is subject to customary adjustments for certain transactions affecting the Company’s capitalization.

2025 Registration Rights Agreement

In accordance with the terms of the 2025 Subscription Agreement, the Company entered into a registration rights agreement (the “2025 Registration Rights Agreement”) with LK Foundation. Pursuant to the 2025 Registration Rights Agreement, the Company agreed to prepare and file a registration statement (the “Initial Registration Statement”) with the SEC by July 11, 2025 for purposes of registering the resale of shares of common stock (i) issued and sold pursuant to the 2025 Subscription Agreement, (ii) issuable upon exercise of the LKF Warrants, (iii) issuable in connection with any anti-dilution provisions in the LKF Warrants and (iv) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. The Company agreed to use commercially reasonable efforts to cause the Initial Registration Statement to be declared effective by the SEC by November 12, 2025.

Ordinary Course of Business Transactions with Related Persons

Set forth below are the transactions with various entities, in which we believe Dr. Chuan Wang, the father of our director, Jeffrey Wang, holds an indirect interest of approximately 40%.

2023-2024 ODM Arrangement

Effective December 15, 2023, in the ordinary course of business, the Company entered into an agreement pursuant to which the Company would execute various statements of work and sell white label products under the ODM model arrangement (the “ODM Arrangement”). Pursuant to the ODM Arrangement, the Company consummated various transactions as follows:

Fiscal Year	Approximate Aggregate Dollar Amount
2023	$382,771
2024	$7,378,578

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Engineering Services

The Company entered into agreements to provide engineering services, all of which were executed in the ordinary course of business. Amounts incurred under these agreements were and are expected to be capitalized as contract fulfillment assets.

Date of the Agreement	Aggregate Dollar Amount Agreed Upon by Sonim
October 1, 2024	$1,000,000
February 14, 2025	$3,000,000

On April 1, 2025, the Company entered into an agreement to purchase parts and components to be used in the manufacturing of the Company’s products for the aggregate amount of approximately $1,000,000.

Limitation of Liability and Indemnification of Officers and Directors

The Company provides indemnification for its directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s bylaws, the Company is required to indemnify its directors and officers to the extent not prohibited under Delaware or other applicable law. The Company has also entered into indemnity agreements with its executive officers and directors. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s bylaws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of June 9, 2025, the record date for the Annual Meeting, by:

●	each of our named executive officers;

●	each of our directors and director nominees;

●	all of our current directors and executive officers as a group; and

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

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We have based our calculation of the percentage of beneficial ownership on 10,338,905 shares of our common stock outstanding as of June 9, 2025. In accordance with SEC rules, we have deemed shares of our common stock subject to stock options or warrants that are currently exercisable or exercisable within sixty (60) days of June 9, 2025 and shares of our common stock underlying RSUs that are currently releasable or releasable within sixty (60) days of June 9, 2025 to be outstanding and to be beneficially owned by the person holding the common stock options or RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Sonim Technologies, Inc., 4445 Eastgate Mall, Suite 200, San Diego, CA 92121. The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

	Shares Beneficially Owned
Beneficial Owner Name	Number	Percentage
Directors, Nominees, and Named Executive Officers
James Cassano	49,126	*
Peter Liu(1)	489,438	4.64%
Mike Mulica	73,292	*
Jack Steenstra	49,139	*
George Thangadurai	723	*
Jeffrey Wang(2)	1,968,647	19.04%
Clay Crolius(3)	66,625	*
Charles Becher(4)	77,668	*
All current executive officers and directors as a group (7 persons)(5)	2,773,935	26.15%
Five Percent Holders
Laurence W. Lytton(6)	2,066,916	19.25%
AJP Holding Company, LLC(2)	1,968,647	19.04%
Orbic North America, LLC(2)	1,968,647	19.04%
Jiang Liu(7)	700,000	6.55%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

(1)	Includes options to purchase 220,050 shares of common stock exercisable within 60 days of June 9, 2025.

(2)	Based solely on (A) a Schedule 13D/A filed with the SEC on May 19, 2025 (the “Orbic Group Report”), by the Orbic Group consisting of (i) Jeffrey Wang, (ii) AJP; (iii) Orbic; (iv) Ashima Narula, the sole member and manager of Orbic; and (v) Parveen Narula, the Chief Executive Officer of Orbic, and (B) Section 16 filings of Mr. Wang. Section 13(d) and Rule 13d-5 under the Exchange Act provide that, when two or more beneficial owners of a class of equity security registered under Section 12 agree to act together as a group for the purpose of voting equity securities of an issuer, the “group” will be deemed to have acquired beneficial ownership of all shares held by all members of the group. Consists of (i) 21,301 shares of common stock held directly by Mr. Wang (which were not disclosed in the Orbic Report), (ii) 1,946,346 shares of common stock held by AJP (to which the members of the Orbic Group share voting and dispositive power), and (iii) 1,000 shares of common stock held by Orbic (to which the members of the Orbic Group share voting and dispositive power). The 1,946,345 shares held by AJP are subject to a proxy agreement by and between AJP and Orbic that limits AJP’s dispositive power and grants the voting power to Orbic. Mr. Wang is the sole manager of AJP and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The principal office address or business of each member of the Orbic Group is as follows: (i) for AJP and Jeffery Wang—P.O. Box 2729, Sunnyvale, CA 94087 and (ii) for Orbic, Ashima Narula, and Parveen Narula— 555 Wireless Blvd., Hauppauge, NY 11788.

(3)	Includes options to purchase 35,667 shares of common stock exercisable within 60 days of June 9, 2025.

(4)	Includes options to purchase 15,000 shares of common stock exercisable within 60 days of June 9, 2025.

(5)	Includes options to purchase 270,717 shares of common stock exercisable within 60 days of June 9, 2025.

(6)

Based solely on the Schedule 13G/A filed with the SEC by Mr. Lytton on May 16, 2025. Mr. Lytton has (i) the sole voting and dispositive power with regard to 866,916 shares of common stock and (ii) shared voting and dispositive power with regard to 1,200,000 shares of common stock held by Lytton-Kambara Foundation (the “Foundation”), of which Mr. Lytton is the President. Includes warrants to purchase 400,000 shares of common stock exercisable within 60 days of June 9, 2025. The address of Mr. Lytton and the Foundation is 467 Central Park West, New York, NY 10025.

(7)	Includes warrants to purchase 350,000 shares of common stock exercisable within 60 days of June 9, 2025.

Delinquent Section 16 Reports

Section 16(a) of the Exchange Act, requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our stock on Form 3 and reports of changes in ownership on Form 4 or Form 5. Based solely on a review of reports filed with the SEC and on written representations from reporting individuals, we believe that all of our officers and directors filed the required reports on a timely basis under Section 16(a) for the fiscal year 2024.

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OTHER MATTERS

Householding of proxy materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for notices or proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single notice or proxy statement and annual report addressed to those stockholders. This process is commonly referred to as “householding.” This process benefits both stockholders and Sonim because it can significantly reduce our printing and mailing costs and eliminates unnecessary mailings delivered to your home. It also helps the environment by conserving natural resources.

Under this procedure, we are delivering a single copy of the proxy materials to multiple stockholders who share the same address. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

Upon written request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may contact our Secretary by written request to Sonim Technologies, Inc., 4445 Eastgate Mall, Suite 200, San Diego, CA 92121 or by oral request to our transfer agent at 800-937-5449. The same phone number and addresses may be used to notify us that you wish to receive a separate set of proxy materials in the future, or to request delivery of a single copy of our proxy materials if you are receiving multiple copies.

Stockholder proposals for the 2026 annual meeting of stockholders

Rule 14a-8 of the Exchange Act

If a stockholder would like us to consider including a proposal in our proxy statement for our 2026 annual meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our Secretary at our principal executive offices on or before February 18, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Sonim Technologies, Inc.

Attention: Secretary

4445 Eastgate Mall, Suite 200

San Diego, CA 92121

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Advance notice procedure

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2026 annual meeting of stockholders under the advance notice provisions of our amended and restated bylaws, the stockholder must provide timely written notice that must be received by the Secretary at the principal executive offices of the Company, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by the Secretary at the principal executive offices of the Company:

●	no earlier than the close of business, on March 20, 2026; and

●	no later than the close of business on April 19, 2026.

In the event that we hold our 2026 annual meeting more than 30 days before or more than 30 days after the first anniversary of the Annual Meeting, then written notice required by our amended and restated bylaws must be received by the Secretary at the principal executive offices of the Company:

●	no earlier than the close of business on the 120th day prior to the day of the 2026 annual meeting of stockholders; and

●	no later than the later of

(A)	the close of business on the 90th day before the 2026 annual meeting of stockholders; or

(B)	the close of business on the 10th day following the day on which the public announcement of the date of the 2026 annual meeting of stockholders was first made by us.

“Public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

In addition to satisfying the foregoing requirements of our bylaws, to comply with Rule 14a-19 under the Exchange Act (the universal proxy rules), stockholders who intend to solicit proxies in support of director nominees other than our nominees for our 2025 annual meeting of stockholders must also comply with the additional requirements of Rule 14a-19 under the Exchange Act, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees, as required by Rule 14a-19(b) under the Exchange Act.

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ANNEX A

Sonim Technologies, Inc.

Amended and Restated 2019 Equity Incentive Plan

Adopted by the Board of Directors: March 2019

Approved by the Stockholders: May 2019

IPO Date/Effective Date: May 9, 2019

Amended by the Board of Directors: May 31, 2020

Approved by the Stockholders: September 29, 2020

Restated to illustrate the effect of the reverse stock split: September 15, 2021

Amended by the Board of Directors: September 15, 2022

Approved by the Stockholders: October 26, 2022

Amended by the Board of Directors: August 14, 2023

Approved by the Stockholders: September 28, 2023

Amended by the Board of Directors: May 17, 2024

Approved by the Stockholders: June 20, 2024

Amended by the Board of Directors: April 28, 2025

Approved by the Stockholders: July 18, 2025

1. General.

(a) Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Sonim Technologies, Inc. 2012 Equity Incentive Plan (the “Prior Plan”). From and after 12:01 a.m. Pacific Time on the Effective Date, no additional stock awards will be granted under the Prior Plan. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be granted under this Plan. All stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

(i) Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Pacific Time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time. Instead, that number of shares of Common Stock equal to the Prior Plan’s Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards hereunder, up to the maximum number set forth in Section 3(a) below.

(ii) In addition, from and after 12:01 a.m. Pacific Time on the Effective Date, with respect to the aggregate number of shares of Common Stock subject, at such time, to outstanding stock awards granted under the Prior Plan that (1) expire or terminate for any reason prior to exercise; (2) are forfeited or repurchased because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (3) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award (such shares the “Returning Shares”) will immediately be added to the Share Reserve as shares of Common Stock (as further described in Section 3(a) below) as and when such a share becomes a Returning Share, up to the maximum number set forth in Section 3(a) below.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d) Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2. Administration.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

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(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as provided in the Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

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(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such rules, procedures and sub-plans related to the operation and administration of the Plan as are necessary or appropriate under local laws and regulations to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement made to ensure or facilitate compliance with the laws or regulations of the relevant foreign jurisdiction).

(xi) To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles (collectively (A) through (C), an “Exchange Program”).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(x)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

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3. Shares Subject to the Plan.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 2,474,054, which number is the sum of:

(A) 18,851 shares that were approved in connection with the initial adoption of the Plan on the Effective Date; plus

(B) the number of shares that remained available for issuance under the Prior Plan’s Available Reserve as of the initial adoption of the Plan on the Effective Date; plus

(C) the Returning Shares, if any, which become available for grant under this Plan from time to time; plus

(D) 30,000 shares that were approved at the Company’s 2020 Annual Meeting of Stockholders; plus

(E) the entirety of the evergreen increases under the Plan; plus

(F) 500,000 shares approved at the Company’s 2022 Annual Meeting of Stockholders; plus

(G) 200,000 shares approved at the Company’s 2023 Annual Meeting of Stockholders; plus

(H) 300,000 shares approved at the Company’s 2024 Annual Meeting of Stockholders; plus

(I) 600,000 shares approved at the Company’s 2025 Annual Meeting of Stockholders

(such aggregate number of shares described in (A) through (H) above, the “Share Reserve”).

In addition, the Share Reserve will automatically increase on January 1st of each calendar year, beginning on January 1 in the calendar year following the calendar year in which the IPO Date occurs and ending on (and including) January 1, 2029 (each, an “Evergreen Date”) in an amount equal to five percent (5%) of the total number of shares of Capital Stock outstanding on the last day of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the Evergreen Date of a given year to provide that there will be no increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(ii) For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.

(iii) Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant or shares of Common Stock that are surrendered to the Company pursuant to an Exchange Program, then the shares that are forfeited, repurchased or so surrendered will again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

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(c) Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be a number of shares of Common Stock equal to three (3) multiplied by the Share Reserve.

(d) Limitation on Compensation of Non-Employee Directors. During any one calendar year, no Non-Employee Director may receive Stock Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceeds $600,000 in a calendar year, increased to $1,000,000 in the calendar year of his or her initial services as a Non-Employee Director (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes). Stock Awards granted to an individual while he or she was serving in the capacity as an Employee or Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 3(d).

(e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5. Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

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(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable laws or regulations. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

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(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2) or comparable non-U.S. law. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company or to any third party designated by the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate or the Participant’s legal heirs will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date which occurs three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of the period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date which occurs 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

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(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other written agreement between the Participant and the Company, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service. If a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6. Provisions of Stock Awards other than Options and SARs.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

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(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares of Common Stock subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

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(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may but need not require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. Covenants of the Company.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan or other securities or applicable laws, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable law.

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(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner or tax treatment of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8. Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be. Furthermore, to the extent the Company is not the employer of a Participant, the grant of an Award will be not establish an employment or other service relationship between the Company and the Participant.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds U.S. $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

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(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. and non-U.S. federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that (A) no shares of Common Stock are withheld with a value exceeding the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still avoiding classification of the Stock Award as a liability for financial accounting purposes), and (B) with respect to a Stock Award held by any Participant who is subject to the filing requirements of Section 16 of the Exchange Act, any such share withholding must be specifically approved by the Compensation Committee as the applicable method that must be used to satisfy the tax withholding obligation or such share withholding procedure must otherwise satisfy the requirements for an exempt transaction under Section 16(b) of the Exchange Act; (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

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(l) Exchange Program. Without prior stockholder approval, the Board may engage in an Exchange Program.

(m) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

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(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), which exercise is contingent upon the effectiveness of such Corporate Transaction with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the per share amount (or value of property per share) payable to holders of Common Stock in connection with the Corporate Transaction, over (B) the per share exercise price under the applicable Stock Award, multiplied by the number of shares subject to the Stock Award. For clarity, this payment may be zero (U.S. $0) if the amount per share (or value of property per share) payable to the holders of the Common Stock is equal to or less than the exercise price of the Stock Award. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the holder of the Stock Award to the same extent and in the same manner as such provisions apply to the holders of Common Stock.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10. Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the Adoption Date, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11. Existence of the Plan; Timing of First Grant or Exercise.

The Plan will come into existence on the Adoption Date; provided, however, no Stock Award may be granted prior to the IPO Date (that is, the Effective Date). In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the Adoption Date.

12. Choice of Law.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

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13. Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means the date the Plan is adopted by the Board.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Award” means a Stock Award or a Performance Cash Award.

(d) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(g) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate or of any statutory duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(i) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the IPO Date, either an executive officer or a Director (either, an “IPO Investor”) and/or any entity in which an IPO Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “IPO Entities”) or on account of the IPO Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

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(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the IPO Entities;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the IPO Entities; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. To the extent required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(j) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

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(k) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(l) “Common Stock” means, as of the IPO Date, the common stock of the Company, having one vote per share.

(m) “Company” means Sonim Technologies, Inc., a Delaware corporation.

(n) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(o) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(p) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

If required for compliance with Section 409A of the Code, in no event will a Corporate Transaction be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

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(q) “Director” means a member of the Board.

(r) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(s) “Effective Date” means the IPO Date.

(t) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(u) “Entity” means a corporation, partnership, limited liability company or other entity.

(v) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(x) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(y) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(aa) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

A-18

(bb) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ee) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ff) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(gg) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(hh) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ii) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(kk) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ll) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(mm) “Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) subscriber satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) the number of subscribers, including but not limited to unique subscribers; (34) employee retention; and (35) other measures of performance selected by the Board.

A-19

(nn) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board or Committee (as applicable) (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(oo) “Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).

(pp) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(qq) “Plan” means this Sonim Technologies, Inc. 2019 Equity Incentive Plan, as it may be amended from time to time.

(rr) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(ss) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(tt) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

A-20

(uu) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(vv) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ww) “Securities Act” means the Securities Act of 1933, as amended.

(xx) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(yy) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(zz) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(aaa) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(bbb) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ccc) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

A-21

Annex B

SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS IN THE COMPANY’S SOLICITATION OF PROXIES

The Company, its directors (including our director nominees), as well as other persons who solicit proxies on its behalf, are considered to be “participants” in the Board’s solicitation of proxies from its stockholders in connection with the Annual Meeting under applicable regulations of the SEC. The following tables set forth the name, business address, present principal occupation and address of any corporation in which such employment is carried on of such “participants” in the Board’s solicitation of proxies.

Directors and Nominees

The present principal occupations or employment, and principal business of any corporation in which such occupation or employment is carried on, of the Company’s directors (including our director nominees) who are considered “participants” in the Board’s solicitation are set forth under the section above titled “Proposal 1- Election of Directors” of this proxy statement. The business address of each of the Company’s directors (including our director nominees) is c/o Sonim Technologies, Inc., 4445 Eastgate Mall, Suite 200 San Diego, California 92121. The name, principal occupation and address of the organization of employment, of each of the Company’s directors (including our director nominees) are as follows:

Name	Principal Occupation or Employment	Business Address/Address of Organization of Principal Occupation of Employment
James Cassano	Vice Chairman and Lead Independent Director of Ideanomics, Inc.	1441 Broadway, Suite 5116 New York, NY 10018
Peter Liu	Chief Executive Officer of Sonim Technologies, Inc.	4445 Eastgate Mall, Suite 200 San Diego, CA 92121
Mike Mulica	Operating Partner at Avataar Venture Partners	13, Walton Rd, Shanthala Nagar, Ashok Nagar, Bengaluru, Karnataka 560001, India
Jack Streenstra	Chief Technology Officer of Meta Technologies Inc.	4660 La Jolla Village Drive, Suites 100 & 200, San Diego, CA 9122
George Thangadurai	Founding Partner and Director of Avataar Venture Partners	13, Walton Rd, Shanthala Nagar, Ashok Nagar, Bengaluru, Karnataka 560001, India
Jeffrey Wang	Software Engineer at Plaid Inc.	295 Lafayette St, New York, NY 10012

Executive Officers and Employees

The principal occupations of the Company’s executive officers and employees who are considered “participants” in the Board’s solicitation of proxies (other than our Chief Executive Officer, who also serves as a director of the Company) are set forth below. The principal occupation refers to such person’s position with the Company and the business address for each person below is c/o Sonim Technologies, Inc., 4445 Eastgate Mall, Suite 200 San Diego, California 92121.

Name	Principal Occupation

Charles Becher	Chief Commercial Officer and General Manager of North America

Clay Crolius, CPA	Chief Financial Officer

Information Regarding Ownership of Sonim Securities by Participants

The number of shares of the Company’s common stock beneficially owned by its directors (including our director nominees) and executive officers that are considered to be participants as of the Record Date is set forth under the “Security Ownership of Certain Beneficial Owners and Management” table and notes thereto elsewhere in this proxy statement. No other executive officers or employees are deemed participants in our solicitation of proxies.

B-1

Information Regarding Transactions in Sonim Securities by Participants

The following table sets forth information regarding all securities of the Company purchased or sold by each of the participants listed above under “Directors and Nominees” and “Executive Officers and Employees” during the past two years, except for unvested performance-based awards that are not reportable under Section 16 of the Exchange Act. The table has been retroactively adjusted to reflect the 1-for-10 reverse stock split that became effective on July 17, 2024. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans, and none of the purchase price or market value of those securities are represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Refer to “Key to Transaction Descriptions” below the table for an explanation of transaction descriptions.

Name	Transaction Date	# of Shares	Transaction Description

Peter Liu	08/23/2023	100,000	OE

Clay Crolius	09/15/2023	8,670*	OMP

Jack Streenstra	09/28/2023	8,953	RSUG

Jeffrey Wang	09/28/2023	8,953	RSUG

Mike Mulica	09/28/2023	8,953	RSUG

James Cassano	09/28/2023	8,953	RSUG

Clay Crolius	11/24/2023	20,000	SOG

Charles Becher	12/26/2023	12,500	OE

Mike Mulica	01/09/2024	6,668	RSUG

George Thangadurai	03/01/2024	12	OMP

George Thangadurai	03/14/2024	40	OMP

George Thangadurai	03/15/2024	84	OMP

George Thangadurai	03/15/2024	20	OMP

Clay Crolius	04/08/2024	17,000	SOG

Mike Mulica	06/20/2024	7,895	RSUG

Mike Mulica	06/21/2024	3,602	OMS-TAX

Jeffrey Wang	06/20/2024	7,895	RSUG

Jeffrey Wang	06/21/2024	3,602	OMS-TAX

Jack Steenstra	06/20/2024	7,895	RSUG

Jack Steenstra	06/21/2024	3,589	OMS-TAX

James Cassano	06/20/2024	7,895	RSUG

James Cassano	06/21/2024	3,602	OMS-TAX

Jeffrey Wang	07/19/2024	1,623	OMS-TAX

Jack Steenstra	07/19/2024	1,623	OMS-TAX

James Cassano	07/19/2024	1,623	OMS-TAX

Mike Mulica	11/12/2024	14,124	RSUG

Mike Mulica	11/13/2024	2,559	OMS-TAX

Clay Crolius	02/06/2025	33,922	RSUG

Peter Liu	02/06/2025	63,604	RSUG

Charles Becher	02/06/2025	70,671	RSUG

James Cassano	03/31/2025	46,728	RSUG

Jack Steenstra	03/31/2025	46,728	RSUG

Mike Mulica	03/31/2025	46,728	RSUG

George Thangadurai	04/04/2025	568	OMP

Mike Mulica	4/23/2025	27,818	OMS-TAX

Jack Steenstra	4/23/2025	23,381	OMS-TAX

Charles Becher	4/23/2025	31,326	OMS-TAX

Jeffrey Wang	4/23/2025	4,478	OMS-TAX

James Cassano	4/23/2025	23,381	OMS-TAX

Clay Crolius	4/23/2025	11,634	OMS-TAX

B-2

Key to Transaction Descriptions

●	OE – Exercise of Options

●	OMP – Open Market Purchase

●	OMS-TAX – Open Market Sale to cover tax withholding obligations as mandated by the Company pursuant to the EIP

●	SOG – Grant of Stock Options (Right to Buy)

●	RSUG – Grant of Restricted Stock Units

Miscellaneous Information Concerning Participants

Except as described in this Annex B or otherwise disclosed in the proxy statement, to the Company’s knowledge:

●	No participant owns any securities of the Company of record that such participant does not own beneficially.

●	No participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

●	No associate of any participant owns beneficially, directly or indirectly, any securities of the Company.

●	No participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company.

●	No participant nor any associate of a participant is a party to any transaction, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which (a) the Company was or is to be a participant, (b) the amount involved exceeds $120,000 and (c) any participant or any related person thereof had or will have a direct or indirect material interest.

●	No participant, nor any associate of a participant, has any arrangement or understanding with any person (a) with respect to any future employment by the Company or its affiliates or (b) with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

●	No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting.

●	None of the participants or their associates has during the past ten (10) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

B-3

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of the Company’s proxy materials, please contact our proxy solicitor:

Sodali & Co

509 Madison Avenue, 12th Floor

New York, NY 10022

Call toll-free (800) 662-5200 or (203) 658-9400

Email: SONM@investor.sodali.com

** TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE WHITE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED **

Sonim Technologies, Inc.

Annual Meeting of Stockholders to be held on July 18, 2025

This WHITE proxy card is Solicited on Behalf of the Board of Directors of Sonim Technologies, Inc.

The undersigned stockholder(s) hereby appoint(s) Peter Liu, Clayton Crolius, and Katherine Schooler (the “Named Proxies”), and each or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them, and each of them, to represent and to vote, as designated on the reverse of this proxy card, all of the shares of common stock of Sonim Technologies, Inc. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 am ET on July 18, 2025 via a live webcast at www.cesonlineservices.com/sonm25_vm, and any continuation, postponement, or adjournment thereof.

The Named Proxies are authorized to vote in their discretion (i) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (ii) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (iii) on such other business as may properly be brought before the Annual Meeting of Stockholders or any continuation, postponement, or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Proxies cannot be voted “FOR” more than five (5) nominees.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at https://ir.sonimtech.com/.

PLEASE MARK, SIGN, DATE AND RETURN THIS WHITE PROXY CARD PROMPTLY USING ENCLOSED REPLY ENVELOPE.

(continued and to be signed on the reverse side)

Sonim Technologies, Inc.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Sonim Technologies, Inc.

for the upcoming Annual Meeting of Stockholders

YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your proxy by Internet:

Please access www.fcrvote.com/sonm then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.

OR
Submit your proxy by Telephone:

Please call toll-free in the U.S. or Canada at 1-866-402-3905 on a touch-tone telephone. Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below.

CONTROL NUMBER

You may submit your proxy by telephone 24 hours a day, 7 days a week.

Your internet or telephone vote authorizes the Proxyholder(s) to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

Submit your proxy by Mail:
If you do not have access to the internet or a touch-tone telephone, please complete, sign, date and return the proxy card in the enclosed envelope.

** TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED **

☒ Please mark vote as in this sample

WITH RESPECT TO PROPOSAL 1: Election of five directors to hold office until the 2026 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified. While you may mark instructions with respect to any or all of the nominees, you should mark a vote “FOR” only five nominees in total. If you vote “FOR” more than five nominees, all of your votes on Proposal 1 will be invalid and will not be counted. You are permitted to vote for fewer than five nominees. If you vote “FOR” fewer than five nominees, your shares will only be voted “FOR” the nominees you mark. If you sign and return your proxy card and do not specify or direct how you want your shares to be voted, they will be voted “FOR” all of the Board of Directors’ recommended nominees.

1.	Election of Five Directors			The Board of Directors recommends a vote FOR proposals 2, 3, 4 and 3 YEARS on proposal 5.
The Board of Directors recommends you vote FOR only the following five (5) Board nominees (1.01 through 1.05):					FOR	AGAINST	ABSTAIN
Company Nominees:		FOR	WITHHOLD
1.01	James Cassano	☐	☐	2. Ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for fiscal year 2025.	☐	☐	☐

1.02	Peter Liu	☐	☐	3. Amendment of our equity incentive plan to increase the number of available shares authorized for issuance by 600,000	☐	☐	☐

1.03	Mike Mulica	☐	☐	4. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers	☐	☐	☐

					1YR	2YR 3YR	ABSTAIN
1.04	Jack Steenstra	☐	☐	5. Approval, on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes to approve the compensation of our named executive officers	☐	☐ ☐	☐

1.05	George Thangadurai	☐	☐

The Board of Directors recommends you vote WITHHOLD for the following five (5) Orbic Nominees (1.06 through 1.10):
		FOR	WITHHOLD	To transact any other business properly brought before the Annual Meeting or any continuation, postponement or adjournment thereof.
1.06	Douglas B. Benedict	☐	☐
Date: _____________________________
1.07	Joseph M. Glynn	☐	☐
_____________________________________
1.08	Gregory M. Johnson	☐	☐	Signature

1.09	Surendra Singh	☐	☐	_____________________________________
Signature (If jointly held)
1.10	Michael Wallace	☐	☐
_____________________________________
Title(s)
Please sign EXACTLY as name appears at the left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full related title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.